Exhibit 4.1 TANGER PROPERTIES LIMITED PARTNERSHIP, as Company, TANGER INC., as Guarantor, AND U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee INDENTURE Dated as of January 12, 2026 2.375% Exchangeable Senior Notes due 2031

i TABLE OF CONTENTS PAGE ARTICLE 1 DEFINITIONS ............................................................................................................ 1 Section 1.01. Definitions ...........................................................................................................1 Section 1.02. References to Interest ........................................................................................15 ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES ...... 15 Section 2.01. Designation and Amount ...................................................................................15 Section 2.02. Form of Notes ....................................................................................................15 Section 2.03. Date and Denomination of Notes; Payments of Interest and Defaulted Amounts .............................................................................................................16 Section 2.04. Execution, Authentication and Delivery of Notes .............................................18 Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary .........................................................................................18 Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes ......................................................25 Section 2.07. Temporary Notes ...............................................................................................26 Section 2.08. Cancellation of Notes Paid, Exchanged, Etc ....................................................26 Section 2.09. CUSIP Numbers ................................................................................................27 Section 2.10. Additional Notes; Repurchases .........................................................................27 ARTICLE 3 SATISFACTION AND DISCHARGE ............................................................................ 28 Section 3.01. Satisfaction and Discharge ...............................................................................28 ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY AND THE GUARANTOR ..................... 28 Section 4.01. Payment of Principal and Interest ....................................................................28 Section 4.02. Maintenance of Office or Agency ......................................................................28 Section 4.03. Appointments to Fill Vacancies in Trustee’s Office ..........................................29 Section 4.04. Provisions as to Paying Agent ..........................................................................29 Section 4.05. Existence ...........................................................................................................30 Section 4.06. Rule 144A Information Requirement; Reports; Registration Default Additional Interest .............................................................................................30 Section 4.07. Stay, Extension and Usury Laws .......................................................................32 Section 4.08. Compliance Certificate; Statements as to Defaults ..........................................32 Section 4.09. Further Instruments and Acts............................................................................32

ii ARTICLE 5 LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE ............... 32 Section 5.01. Lists of Holders .................................................................................................32 Section 5.02. Preservation and Disclosure of Lists ................................................................33 ARTICLE 6 DEFAULTS AND REMEDIES ..................................................................................... 33 Section 6.01. Events of Default ...............................................................................................33 Section 6.02. Acceleration; Rescission and Annulment ..........................................................35 Section 6.03. Additional Interest .............................................................................................36 Section 6.04. Payments of Notes on Default; Suit Therefor ...................................................37 Section 6.05. Application of Monies Collected by Trustee .....................................................39 Section 6.06. Proceedings by Holders ....................................................................................39 Section 6.07. Proceedings by Trustee .....................................................................................40 Section 6.08. Remedies Cumulative and Continuing ..............................................................41 Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders ......41 Section 6.10. Notice of Defaults ..............................................................................................41 Section 6.11. Undertaking to Pay Costs .................................................................................42 ARTICLE 7 CONCERNING THE TRUSTEE ................................................................................... 42 Section 7.01. Duties and Responsibilities of Trustee ..............................................................42 Section 7.02. Reliance on Documents, Opinions, Etc .............................................................44 Section 7.03. No Responsibility for Recitals, Etc ...................................................................45 Section 7.04. Trustee, Paying Agents, Exchange Agents, Bid Solicitation Agent or Note Registrar May Own Notes .................................................................................45 Section 7.05. Monies and Common Shares to Be Held in Trust .............................................46 Section 7.06. Compensation and Expenses of Trustee ............................................................46 Section 7.07. Officer’s Certificate as Evidence ......................................................................47 Section 7.08. Eligibility of Trustee ..........................................................................................47 Section 7.09. Resignation or Removal of Trustee ...................................................................47 Section 7.10. Acceptance by Successor Trustee......................................................................48 Section 7.11. Succession by Merger, Etc ................................................................................49 Section 7.12. Trustee’s Application for Instructions from the Company ................................49 ARTICLE 8 CONCERNING THE HOLDERS .................................................................................. 50 Section 8.01. Action by Holders ..............................................................................................50 Section 8.02. Proof of Execution by Holders ..........................................................................50 Section 8.03. Who Are Deemed Absolute Owners ..................................................................50 Section 8.04. Company-Owned Notes Disregarded ...............................................................51 Section 8.05. Revocation of Consents; Future Holders Bound ..............................................51

iii ARTICLE 9 HOLDERS’ MEETINGS ............................................................................................ 51 Section 9.01. Purpose of Meetings ..........................................................................................51 Section 9.02. Call of Meetings by Trustee ..............................................................................52 Section 9.03. Call of Meetings by Company or Holders ........................................................52 Section 9.04. Qualifications for Voting ..................................................................................52 Section 9.05. Regulations ........................................................................................................52 Section 9.06. Voting ................................................................................................................53 Section 9.07. No Delay of Rights by Meeting .........................................................................53 ARTICLE 10 SUPPLEMENTAL INDENTURES ................................................................................ 54 Section 10.01. Supplemental Indentures Without Consent of Holders .....................................54 Section 10.02. Supplemental Indentures with Consent of Holders ...........................................55 Section 10.03. Effect of Supplemental Indentures ....................................................................56 Section 10.04. Notation on Notes ..............................................................................................56 Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee ...............................................................................................................56 ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE ............................... 57 Section 11.01. Company or Guarantor May Consolidate, Etc. on Certain Terms ...................57 Section 11.02. Successor Company to Be Substituted ..............................................................58 ARTICLE 12 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS ...... 59 Section 12.01. Indenture, Notes and Guarantee Solely Corporate Obligations .......................59 ARTICLE 13 GUARANTEE OF NOTES .......................................................................................... 59 Section 13.01. Guarantee ..........................................................................................................59 Section 13.02. Limitation on Guarantor Liability ....................................................................60 Section 13.03. Full Force and Effect ........................................................................................60 ARTICLE 14 EXCHANGE OF NOTES ............................................................................................ 61 Section 14.01. Exchange Privilege ...........................................................................................61 Section 14.02. Exchange Procedure; Settlement Upon Exchange ...........................................65 Section 14.03. Increased Exchange Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or a Notice of Redemption ........................................................................................................70 Section 14.04. Adjustment of Exchange Rate............................................................................72

iv Section 14.05. Adjustments of Prices ........................................................................................82 Section 14.06. Shares to Be Fully Paid.....................................................................................82 Section 14.07. Effect of Recapitalizations, Reclassifications and Changes of the Common Shares ................................................................................................................82 Section 14.08. Certain Covenants .............................................................................................85 Section 14.09. Responsibility of Trustee ...................................................................................85 Section 14.10. [Intentionally Omitted]. ....................................................................................86 Section 14.11. Shareholder Rights Plans ..................................................................................86 Section 14.12. Third-Party Exchange in Lieu of Issuer Exchange ...........................................86 ARTICLE 15 REPURCHASE OF NOTES AT OPTION OF HOLDERS .................................................. 87 Section 15.01. [Intentionally Omitted]. ....................................................................................87 Section 15.02. Repurchase at Option of Holders Upon a Fundamental Change .....................87 Section 15.03. Withdrawal of Fundamental Change Repurchase Notice .................................90 Section 15.04. Deposit of Fundamental Change Repurchase Price .........................................90 Section 15.05. Covenant to Comply with Applicable Laws Upon Repurchase of Notes ..........91 ARTICLE 16 OPTIONAL REDEMPTION ........................................................................................ 92 Section 16.01. Right of the Company to Redeem the Notes ......................................................92 Section 16.02. Notice of Redemption; Selection of Notes .........................................................92 Section 16.03. Payment of Notes Called for Redemption .........................................................94 Section 16.04. Restrictions on Redemption...............................................................................94 ARTICLE 17 MISCELLANEOUS PROVISIONS ............................................................................... 94 Section 17.01. Provisions Binding on Company’s and the Guarantor’s Successors ...............94 Section 17.02. Official Acts by Successor Company.................................................................95 Section 17.03. Addresses for Notices, Etc.................................................................................95 Section 17.04. Governing Law; Jurisdiction ............................................................................96 Section 17.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee .........................................................................96 Section 17.06. Legal Holidays ..................................................................................................97 Section 17.07. No Security Interest Created .............................................................................97 Section 17.08. Benefits of Indenture .........................................................................................97 Section 17.09. Table of Contents, Headings, Etc ......................................................................97 Section 17.10. Authenticating Agent .........................................................................................97 Section 17.11. Execution in Counterparts ................................................................................98 Section 17.12. Severability ........................................................................................................98 Section 17.13. Waiver of Jury Trial ..........................................................................................99 Section 17.14. Force Majeure ...................................................................................................99 Section 17.15. Calculations ......................................................................................................99 Section 17.16. USA PATRIOT Act ............................................................................................99

Section 17.17. *Electronic Signatures* 99

EXHIBIT

Exhibit A Form of Note A-1

v

1 INDENTURE dated as of January 12, 2026 among TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership, as issuer (the “Company,” as more fully set forth in Section 1.01), TANGER INC., a North Carolina corporation, as guarantor (the “Guarantor”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee,” as more fully set forth in Section 1.01). W I T N E S S E T H: WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 2.375% Exchangeable Senior Notes due 2031 (the “Notes”), initially in an aggregate principal amount not to exceed $250,000,000 and, in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture and the Guarantor has duly authorized the execution and delivery of this Indenture; and WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Exchange, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company and the Guarantor, and this Indenture a valid agreement of the Company and the Guarantor, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes and the Guarantee have in all respects been duly authorized. NOW, THEREFORE, THIS INDENTURE WITNESSETH: That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, each of the Company and the Guarantor covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows: ARTICLE 1 DEFINITIONS Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder” and words of similar import

2 refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular. “Additional Interest” means all amounts, if any, payable pursuant to Section 4.06(d) and Section 6.03(a), as applicable. “Additional Shares” shall have the meaning specified in Section 14.03(a). “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder. “Authorized Denomination” means, with respect to a Note, a minimum principal amount thereof equal to $1,000 or any integral multiples of $1,000 in excess thereof. “Bankruptcy Law” means Title 11, United States Code or any similar federal or state law for the relief of debtors. “Bid Solicitation Agent” means the Company or the Person appointed by the Company to solicit bids for the Trading Price of the Notes in accordance with Section 14.01(b)(i). The Company shall initially act as the Bid Solicitation Agent. “Board Resolution” means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor, on behalf of the Guarantor or as the sole general partner of the Company, as applicable, to have been duly adopted by the Board of Directors, on behalf of the Guarantor or as the sole general partner of the Company, as applicable, and to be in full force and effect on the date of such certification, delivered to the Trustee. “Board of Directors” means the board of directors of the Guarantor, on behalf of the Guarantor or as the sole general partner of the Company, as the case may be, or any committee of such board duly authorized to act with respect to the relevant matter for the Guarantor or as the sole general partner of the Company, as applicable, hereunder. “Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed. “Called Notes” means any Notes called for Redemption or subject to a Deemed Redemption. “Cash Settlement” shall have the meaning specified in Section 14.02(a).

3 “Clause A Distribution” shall have the meaning specified in Section 14.04(c). “Clause B Distribution” shall have the meaning specified in Section 14.04(c). “Clause C Distribution” shall have the meaning specified in Section 14.04(c). “close of business” means 5:00 p.m. (New York City time). “Code” means the Internal Revenue Code of 1986, as amended. “Combination Settlement” shall have the meaning specified in Section 14.02(a). “Commission” means the U.S. Securities and Exchange Commission. “Common Equity” of any Person means Share Capital of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers, trustees or others that will control the management or policies of such Person. “Common Shares” means the common shares of the Guarantor, par value $0.01 per share, at the date of this Indenture, subject to Section 14.07. “Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns. “Company Order” means a written order of the Company, signed in the name of the Guarantor, as the sole general partner of the Company, by any two Officers of the Guarantor, as the sole general partner of the Company, and delivered to the Trustee. “Corporate Event” shall have the meaning specified in Section 14.01(b)(iii). “Corporate Trust Office” means the designated office of the Trustee in the continental United States of America at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 1 Federal St, Boston, MA 02110, or such other office in the continental United States of America as the Trustee may designate from time to time by notice to the Holders, the Company and the Guarantor, or the designated corporate trust office in the continental United States of America of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders, the Company and the Guarantor). “Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto. “Daily Exchange Value” means, for each of the 40 consecutive Trading Days during the relevant Observation Period, 2.5% of the product of (a) the Exchange Rate on such Trading Day and (b) the Daily VWAP for such Trading Day. “Daily Measurement Value” means the Specified Dollar Amount, divided by 40.

4 “Daily Settlement Amount,” for each of the 40 consecutive Trading Days during the relevant Observation Period, shall consist of: (a) cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Exchange Value on such Trading Day; and (b) if the Daily Exchange Value on such Trading Day exceeds the Daily Measurement Value, a number of Common Shares equal to (i) the difference between the Daily Exchange Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day. “Daily VWAP” means, for each of the 40 consecutive Trading Days during the relevant Observation Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “SKT <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours. “Deemed Redemption” shall have the meaning specified in Section 14.01(b)(v). “Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default. “Default Interest” shall have the meaning specified in Section 2.03(c). “Default Settlement Method” means, initially, Combination Settlement with a Specified Dollar Amount per $1,000 principal amount of Notes of $1,000, subject to change in accordance with Section 14.02(a)(iii). “Defaulted Amounts” means any amounts on any Note (including, without limitation, the Redemption Price, the Fundamental Change Repurchase Price, principal and interest) that are payable but are not punctually paid or duly provided for. “Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor. “Designated Financial Institution” shall have the meaning specified in Section 14.12(a). “Distributed Property” shall have the meaning specified in Section 14.04(c).

5 “Effective Date” shall have the meaning specified in Section 14.03(c), except that, as used in Section 14.04 and Section 14.05, “Effective Date” means the first date on which the Common Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose. “Event of Default” shall have the meaning specified in Section 6.01. “Ex-Dividend Date” means the first date on which the Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Guarantor or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Exchange Agent” shall have the meaning specified in Section 4.02. “Exchange Consideration” shall have the meaning specified in Section 14.12(a). “Exchange Date” shall have the meaning specified in Section 14.02(c). “Exchange Election” shall have the meaning specified in Section 14.12(a). “Exchange Obligation” shall have the meaning specified in Section 14.01(a). “Exchange Price” means as of any time, $1,000, divided by the Exchange Rate as of such time. “Exchange Rate” shall have the meaning specified in Section 14.01(a). “Exempted Fundamental Change” shall have the meaning specified in Section 15.02(f). “Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A. “Form of Fundamental Change Repurchase Notice” means the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A. “Form of Note” means the “Form of Note” attached hereto as Exhibit A.

6 “Form of Notice of Exchange” means the “Form of Notice of Exchange” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A. “Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs: (a) except in connection with transactions described in clause (b) below, a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Guarantor, its direct or indirect Wholly-Owned Subsidiaries and the employee benefit plans of the Guarantor and its Wholly-Owned Subsidiaries, has become, and files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act that discloses that such “person” or “group” has become, the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Common Shares representing more than 50% of the voting power of the Common Shares, unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act regardless of whether such a filing has actually been made; provided that no “person” or “group” shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” until such tendered securities are accepted for purchase or exchange under such offer; (b) the consummation of (A) any recapitalization, reclassification or change of the Common Shares (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination) as a result of which the Common Shares would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Guarantor pursuant to which the Common Shares will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Guarantor and its Subsidiaries, taken as a whole, to any Person other than one or more of the Guarantor’s direct or indirect Wholly-Owned Subsidiaries; provided that a transaction described in clause (A) or clause (B) in which the holders of all classes of the Guarantor’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving entity or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b); (c) the shareholders of the Guarantor or the Company’s general partner (or the holders of the Company’s equity interests, in the event that any successor to the Company is not a limited partnership), as the case may be, approve any plan or proposal for the liquidation, termination or dissolution of the Guarantor or the Company, as applicable;

7 (d) the Common Shares (or other Common Equity underlying the Notes) cease to be listed or quoted on any of the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors); or (e) the Guarantor (or any Permitted TI Successor) ceases to (A) directly or indirectly, control the Company (or any Permitted TPLP Successor) or (B) for so long as the Company (or any Permitted TI Successor) is organized as a limited partnership, be, either directly or through one or more of its Subsidiaries, the general partner of the Company (or any Permitted TPLP Successor); provided, however, that a transaction or transactions described in clause (b) above shall not constitute a Fundamental Change if at least 90% of the consideration received or to be received by the holders of the Common Shares, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of Common Equity that are listed or quoted on any of the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Notes become exchangeable into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 14.02(a)). If any transaction in which the Common Shares are replaced by the common shares or other Common Equity of another entity occurs, following completion of any related Make-Whole Fundamental Change Period (or, in the case of a transaction that would have been a Fundamental Change or a Make-Whole Fundamental Change but for the proviso immediately following clause (e) of this definition, following the effective date of such transaction), references to the Guarantor in this definition shall instead be references to such other entity. “Fundamental Change Company Notice” shall have the meaning specified in Section 15.02(c). “Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.02(a). “Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.02(b)(i). “Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.02(a). The terms “given”, “mailed”, “notify” or “sent” with respect to any notice to be given to a Holder pursuant to this Indenture, shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Note) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Note Register (in the case of a Physical Note), in each case, in accordance

8 with Section 17.03. Notice so “given” shall be deemed to include any notice to be “mailed” or “delivered,” as applicable, under this Indenture. “Global Note” shall have the meaning specified in Section 2.05(b). “Guarantee” means the full and unconditional guarantee provided by the Guarantor in respect of the Notes as set forth in, and pursuant to, Article 13 hereof. “Guarantor” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns. “Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any Person in whose name at the time a particular Note is registered on the Note Register. “Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented. “Initial Dividend Threshold” shall have the meaning specified in Section 14.04(d). “Initial Purchasers” means BofA Securities, Inc. and the several other initial purchasers named in Schedule A of the Purchase Agreement. “Interest Payment Date” means each January 15 and July 15 of each year, beginning on July 15, 2026. “Last Reported Sale Price” of the Common Shares (or any other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares (or such other security) are traded. If the Common Shares (or such other security) are not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) are not so quoted, the “Last Reported Sale Price” shall be the average of the mid- point of the last bid and ask prices for the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours. “Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof).

9 “Make-Whole Fundamental Change Period” shall have the meaning specified in Section 14.03(a). “Market Disruption Event” means, for the purposes of determining amounts due upon exchange (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Shares are listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Shares for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Shares or in any options contracts or futures contracts relating to the Common Shares. “Maturity Date” means January 15, 2031. “Measurement Period” shall have the meaning specified in Section 14.01(b)(i). “Merger Common Stock” shall have the meaning specified in Section 14.07(d)(i). “Merger Valuation Percentage” for any Share Exchange Event shall be equal to (x) the arithmetic average of the Last Reported Sale Prices of one share of the Merger Common Stock in respect of such Share Exchange Event over the relevant Merger Valuation Period (determined as if references to “Common Shares” in the definition of “Last Reported Sale Price” were references to the “Merger Common Stock” for such Share Exchange Event), divided by (y) the arithmetic average of the Last Reported Sale Prices of one Common Share over the relevant Merger Valuation Period. “Merger Valuation Period” for any Share Exchange Event means the five consecutive Trading Day period immediately preceding, but excluding, the effective date for such Share Exchange Event. “Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture. “Note Register” shall have the meaning specified in Section 2.05(a). “Note Registrar” shall have the meaning specified in Section 2.05(a). “Notice” shall have the meaning specified in Section 17.17. “Notice of Exchange” shall have the meaning specified in Section 14.02(b). “Notice of Redemption” shall have the meaning specified in Section 16.02(a). “Observation Period” with respect to any Note surrendered for exchange means: (i) subject to clause (ii), if the relevant Exchange Date occurs prior to October 15, 2030, the 40 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Exchange Date; (ii) with respect to any Called Notes, if the

10 relevant Exchange Date occurs during the related Redemption Period, the 40 consecutive Trading Days beginning on, and including, the 41st Scheduled Trading Day immediately preceding the relevant Redemption Date; and (iii) subject to clause (ii), if the relevant Exchange Date occurs on or after October 15, 2030, the 40 consecutive Trading Days beginning on, and including, the 41st Scheduled Trading Day immediately preceding the Maturity Date. “Offering Memorandum” means the preliminary offering memorandum dated January 6, 2026, as supplemented by the related pricing term sheet dated January 7, 2026, relating to the offering and sale of the Notes. “Officer” means, with respect to the Company and/or the Guarantor, the Chairman of the Board of Directors, the President and Chief Executive Officer, the Chief Financial Officer and Chief Investment Officer, the Senior Vice President, Treasurer and Investments, any Executive Vice President, the Senior Vice President, Chief Accounting Officer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of the Company (or the Company’s general partner) or the Guarantor, as applicable. “Officer’s Certificate,” when used with respect to the Company or the Guarantor, means a certificate that is delivered to the Trustee and that is signed by any Officer of the Company (or the Company’s general partner) or the Guarantor, as applicable. Each such certificate shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company (or the Company’s general partner). “open of business” means 9:00 a.m. (New York City time). “Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or the Guarantor, or other counsel who is reasonably acceptable to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein, that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section 17.05. “outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except: (a) Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation; (b) Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company or the Guarantor) or shall have been set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as its own Paying Agent);

11 (c) Notes that have been paid pursuant to the second paragraph of Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course; (d) Notes exchanged pursuant to Article 14 and required to be canceled pursuant to Section 2.08; and (e) Notes redeemed pursuant to Article 16. “Ownership Limitations” means the restrictions on ownership and transfer of the Common Shares contained in the Amended and Restated Articles of Incorporation of the Guarantor, as in effect on January 12, 2026. “Partial Redemption Limitation” shall have the meaning specified in Section 16.02(d). “Paying Agent” shall have the meaning specified in Section 4.02. “Permitted TPLP Successor” means any successor to the Company permitted by Article 11. “Permitted TI Successor” means any successor to the Guarantor permitted by Article 11. “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof. “Physical Notes” means permanent certificated Notes in registered form issued in an Authorized Denomination. “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces. “Purchase Agreement” means that certain Purchase Agreement, dated as of January 7, 2026, among the Company, the Guarantor, and the Initial Purchasers. “Redemption” means the redemption of any Note by the Company pursuant to Article 16. “Redemption Date” shall have the meaning specified in Section 16.02(a). “Redemption Period” means, with respect to any Redemption, the period from, and including, the date on which the Company delivers a Notice of Redemption for such Redemption

12 until the close of business on the Scheduled Trading Day immediately preceding the related Redemption Date (or, if the Company defaults in the payment of the Redemption Price, until the Redemption Price has been paid or duly provided for). “Redemption Price” means, for any Note called for Redemption pursuant to Section 16.01, 100% of the principal amount of such Note, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case interest accrued to the Interest Payment Date will be paid by the Company to the Holder of record of such Note as of the close of business on such Regular Record Date, and the Redemption Price will be equal to 100% of the principal amount of such Note). “Reference Property” shall have the meaning specified in Section 14.07(a). “Registration Default” shall have the meaning specified in the Registration Rights Agreement. “Registration Default Additional Interest” means the “Additional Interest” payable pursuant to Section 7 of the Registration Rights Agreement. “Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 12, 2026, among the Company, the Guarantor and BofA Securities, Inc., as the representative of the Initial Purchasers, as amended from time to time in accordance with its terms. “Regular Record Date,” with respect to any Interest Payment Date, means the January 1 or July 1 (whether or not such day is a Business Day) immediately preceding the applicable Interest Payment Date. “REIT” means a real estate investment trust qualified and taxed under Sections 856 through 860 of the Code. “Resale Restriction Termination Date” shall have the meaning specified in Section 2.05(d). “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture. “Restricted Securities” shall have the meaning specified in Section 2.05(c). “Restrictive Notes Legend” shall have the meaning specified in Section 2.05(c). “Rule 12b-25” means Rule 12b-25 as promulgated under the Exchange Act.

13 “Rule 144” means Rule 144 as promulgated under the Securities Act. “Rule 144A” means Rule 144A as promulgated under the Securities Act. “Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Shares are listed or admitted for trading. If the Common Shares are not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Settlement Amount” has the meaning specified in Section 14.02(a)(iv). “Settlement Method” means, with respect to any exchange of Notes, Cash Settlement or Combination Settlement, as elected (or deemed to have been elected) by the Company. “Settlement Notice” has the meaning specified in Section 14.02(a)(iii). “Share Capital” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Share Capital pursuant to this definition. “Share Exchange Event” shall have the meaning specified in Section 14.07(a). “Share Price” shall have the meaning specified in Section 14.03(c). “Significant Subsidiary” means a Subsidiary of the Guarantor that is a “significant subsidiary” as defined in Article 1, Rule 1-02(w) of Regulation S-X, promulgated by the Commission. “Specified Dollar Amount” means the maximum cash amount per $1,000 principal amount of Notes to be received upon exchange as specified in the Settlement Notice (or deemed specified as provided in Section 14.02(a)(iii)) related to any exchanged Notes; provided that the Specified Dollar Amount shall be no less than $1,000 per $1,000 principal amount of Notes. “Spin-Off” shall have the meaning specified in Section 14.04(c). “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Share Capital or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person. “Successor Company” shall have the meaning specified in Section 11.01(a).

14 “Trading Day” means, except for determining amounts due upon exchange, a day on which (i) trading in the Common Shares (or other security for which a closing sale price must be determined) generally occurs on the New York Stock Exchange or, if the Common Shares (or such other security) are not then listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Shares (or such other security) are then listed or, if the Common Shares (or such other security) are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Shares (or such other security) are then traded and (ii) a Last Reported Sale Price for the Common Shares (or closing sale price for such other security) are available on such securities exchange or market; provided that if the Common Shares (or such other security) are not so listed or traded, “Trading Day” means a Business Day; and provided further that, for purposes of determining amounts due upon exchange only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Shares generally occurs on the New York Stock Exchange or, if the Common Shares are not then listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Shares are then listed or admitted for trading, except that if the Common Shares are not so listed or admitted for trading, “Trading Day” means a Business Day. “Trading Price” of the Notes on any date of determination means the average of the secondary market bid quotations obtained by the Bid Solicitation Agent for $5,000,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects for this purpose; provided that if three such bids cannot reasonably be obtained by the Bid Solicitation Agent but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Bid Solicitation Agent, that one bid shall be used. If, on any determination date, the Bid Solicitation Agent cannot reasonably obtain at least one bid for $5,000,000 principal amount of Notes from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of Notes on such determination date shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Shares and the Exchange Rate. “transfer” shall have the meaning specified in Section 2.05(c). “Trigger Event” shall have the meaning specified in Section 14.04(c). “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended. “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

15 “unit of Reference Property” shall have the meaning specified in Section 14.07(a). “Valuation Period” shall have the meaning specified in Section 14.04(c). “Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%,” the calculation of which shall exclude nominal amounts of the voting power of shares of Share Capital or other interests in the relevant Subsidiary not held by such person to the extent required to satisfy local minority interest requirements outside of the United States of America. Section 1.02. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of Section 4.06(d) and Section 6.03(a). Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made. ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES Section 2.01. Designation and Amount. The Notes shall be designated as the “2.375% Exchangeable Senior Notes due 2031.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $250,000,000, subject to Section 2.10 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder. Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict. Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject. Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule

16 or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject. Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, transfers or exchanges for other Notes or exchanges for cash and Common Shares, if any, permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein. Section 2.03. Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in an Authorized Denomination. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. (b) The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The principal amount of any Note (x) in the case of any Physical Note, shall be payable at the office or agency of the Company maintained by the Company for such purposes in the continental United States of America, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, shall be payable by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay, or cause the Paying Agent to pay, interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check mailed to each such Holder or, upon written application by such a Holder to the Note Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States of America if such Holder has provided the Company, the Trustee or the Paying Agent (if other than the Trustee) with the requisite information necessary to make such wire transfer, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

17 (c) Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the interest rate borne by the Notes (any such interest, “Default Interest”), subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with such Default Interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below: (i) The Company may elect to make payment of any Defaulted Amounts and Default Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts and Default Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts and Default Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts and Default Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts and Default Interest as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts and Default Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment (unless the Trustee shall consent to an earlier date). The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and Default Interest and the special record date therefor to be delivered to each Holder not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and Default Interest and the special record date therefor having been so delivered, such Defaulted Amounts and Default Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c). (ii) The Company may make payment of any Defaulted Amounts and Default Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. (iii) The Trustee shall not at any time be under any duty or responsibility to any Holder of Notes to determine the Defaulted Amounts or Default Interest, or with respect to the nature, extent, or calculation of the amount of Defaulted Amounts and

18 Default Interest owed, or with respect to the method employed in such calculation of the Defaulted Amounts and Default Interest. (iv) For the avoidance of doubt, if any Defaulted Amounts, together with any Default Interest thereon, are paid to Holders in accordance with the terms of this Indenture prior to (i) the expiration of any applicable grace period with respect to the relevant payment Default as set forth in Section 6.01 or (ii) if later, the delivery of any notice of acceleration with respect to the Event of Default relating to such Default, such Default or Event of Default shall be deemed cured and the Notes shall not be subject to acceleration pursuant to Section 6.02 on account of such Default or Event of Default. Section 2.04. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual, facsimile or electronic signature of its (or its general partner’s) President and Chief Executive Officer, Chief Financial Officer and Chief Investment Officer, Senior Vice President, Treasurer and Investments, Senior Vice President, Chief Accounting Officer, General Counsel, Treasurer, Secretary, or any of its (or its general partner’s) Executive Vice Presidents. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order (such Company Order to include the terms of the Notes) for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder; provided that, subject to Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel of the Company with respect to the issuance, authentication and delivery of such Notes. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually or electronically by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. In case any Officer of the Company (or its general partner) who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company (or its general partner), although at the date of the execution of this Indenture any such person was not such an Officer. Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

19 (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02. Upon surrender for registration of transfer of any Note to the Note Registrar or any co- Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any Authorized Denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture. Notes may be exchanged for other Notes of any Authorized Denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding. All Notes presented or surrendered for registration of transfer, repurchase or exchange for other Notes or exchange for cash and Common Shares, if any, shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer. None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange for other Notes or register a transfer of (i) any Notes surrendered for exchange for cash and Common Shares, if any, or, if a portion of any Note is surrendered for exchange for cash and Common Shares, if any, such portion thereof surrendered for exchange for cash and Common Shares, if any, (ii) any Notes, or a portion of any Note, surrendered for required repurchase upon a Fundamental Change (and not withdrawn) in accordance with Article 15 or (iii) any Notes selected for redemption in accordance with Article 16, except the unredeemed portion of any Note being redeemed in part.

20 All Notes issued upon any registration of transfer or exchange for other Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange for other Notes. (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Exhibit A hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the applicable procedures of the Depositary therefor. (c) Every Note that bears or is required under this Section 2.05(c) to bear the Restrictive Notes Legend (together with any Common Shares delivered upon exchange of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the Restrictive Notes Legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security. Any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Shares, if any, delivered upon exchange thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend (the “Restrictive Notes Legend”) in substantially the following form unless otherwise agreed by the Company in writing, with notice thereof to the Trustee): THE OFFER AND SALE OF THIS SECURITY AND THE COMMON SHARES, IF ANY, DELIVERABLE UPON EXCHANGE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT AN AFFILIATE OF TANGER INC., AND

21 (2) AGREES FOR THE BENEFIT OF TANGER PROPERTIES LIMITED PARTNERSHIP (THE “ISSUER”) AND TANGER INC. THAT IT WILL NOT (X) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN OR (Y) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER ANY COMMON SHARES DELIVERABLE UPON ANY EXCHANGE OF THIS SECURITY OR ANY BENEFICIAL INTEREST THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (I) ONE YEAR AFTER THE DATE ON WHICH SUCH EXCHANGE OCCURS OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (II) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, IN EACH CASE, EXCEPT: (A) TO TANGER INC. OR ANY SUBSIDIARY THEREOF (INCLUDING THE ISSUER), OR (B) IN THE CASE OF COMMON SHARES, IF ANY, DELIVERABLE UPON EXCHANGE OF THIS SECURITY, PURSUANT TO, AND IN ACCORDANCE WITH, AN EFFECTIVE REGISTRATION STATEMENT OF TANGER INC. THAT COVERS THE RESALE OF THE COMMON SHARES DELIVERABLE UPON EXCHANGE OF THIS SECURITY, OR (C) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT THAT IS NOT AN AFFILIATE OF TANGER INC., OR (D) IN THE CASE OF COMMON SHARES, IF ANY, DELIVERABLE UPON EXCHANGE OF THIS SECURITY, PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE ISSUER, TANGER INC. AND THE TRANSFER AGENT FOR THE COMMON SHARES RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF, TANGER INC. OR THE ISSUER AND NO PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF TANGER INC. OR THE

22 ISSUER DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY OR A BENEFICIAL INTEREST HEREIN. No transfer of any Note will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for transfers of portions of a Global Note in certificated form made upon request of a member of, or a participant in, the Depositary (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with its applicable procedures and in compliance with this Section 2.05(c). The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co. If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and, subject to the Depositary’s applicable procedures, a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled. Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such Authorized Denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered.

23 At such time as all interests in a Global Note have been exchanged for cash and Common Shares, if any, canceled, repurchased upon a Fundamental Change, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, exchanged for cash and Common Shares, if any, canceled, repurchased upon a Fundamental Change, redeemed or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase. None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any act or omission of the Depositary or for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to those interests. (d) Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the delivery date of the relevant Common Shares, or such other period of time as permitted by Rule 144 under the Securities Act or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any stock certificate representing Common Shares delivered upon exchange of a Note shall bear a legend in substantially the following form (unless such Common Shares have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Shares): THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT AN AFFILIATE OF TANGER INC. (THE “COMPANY”), AND (2) AGREES FOR THE BENEFIT OF THE COMPANY AND TANGER PROPERTIES LIMITED PARTNERSHIP THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE

24 YEAR AFTER THE DATE ON WHICH SUCH EXCHANGE OCCURS OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF (INCLUDING TANGER PROPERTIES LIMITED PARTNERSHIP), OR (B) PURSUANT TO, AND IN ACCORDANCE WITH, AN EFFECTIVE REGISTRATION STATEMENT OF THE COMPANY THAT COVERS THE RESALE OF THIS SECURITY, OR (C) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT THAT IS NOT AN AFFILIATE OF THE COMPANY, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY, TANGER PROPERTIES LIMITED PARTNERSHIP AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON SHARES RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR TANGER PROPERTIES LIMITED PARTNERSHIP AND NO PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR TANGER PROPERTIES LIMITED PARTNERSHIP DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY OR A BENEFICIAL INTEREST HEREIN. (e) Any such Common Shares (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act may, upon surrender of the certificates representing such Common Shares for exchange in

25 accordance with the procedures of the transfer agent for the Common Shares, be exchanged for a new certificate or certificates for a like aggregate number of Common Shares, which shall not bear the restrictive legend required by Section 2.05(d). (f) Any Common Shares delivered upon the exchange of a Note that is purchased or owned by an Affiliate of the Company or the Guarantor (or any Person who was an Affiliate of the Company or the Guarantor at any time during the three months preceding) may not be resold by such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Common Shares no longer being a “restricted security” (as defined under Rule 144 under the Securities Act). The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among members of, or participants in, the Depositary or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, claim, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase upon a Fundamental Change or is about to be exchanged in accordance with Article 14 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or exchange or authorize the exchange of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or exchange shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by

26 them to save each of them harmless for any loss, claim, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Exchange Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, exchange or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, exchange or repurchase of negotiable instruments or other securities without their surrender. Section 2.07. Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any Authorized Denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company (or its general partner, on behalf of the Company) and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company (or its general partner, on behalf of the Company) shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02, and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder. Section 2.08. Cancellation of Notes Paid, Exchanged, Etc. The Company shall cause all Notes surrendered for the purpose of payment at maturity, repurchase upon a Fundamental Change, redemption, registration of transfer or exchange for other Notes or exchange for cash and Common Shares, if any (other than any Notes exchanged pursuant to Section 14.12), if surrendered to the Company or any of its agents or Subsidiaries, to be delivered to the Trustee for cancellation and such Notes shall no longer be considered outstanding under this Indenture upon the payment at maturity, repurchase upon a Fundamental Change, redemption, registration of transfer or exchange for other Notes or exchange for cash and Common Shares, if any (other than any Notes exchanged pursuant to Section 14.12). All Notes delivered to the Trustee shall be

27 canceled by it in accordance with its customary procedures. Except for any Notes surrendered for registration of transfer or exchange for other Notes, no Notes shall be authenticated in exchange for any Notes surrendered to the Trustee for cancellation. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver evidence of such disposition to the Company, at the Company’s written request in a Company Order. Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that the Trustee shall have no liability for any defect in the “CUSIP” numbers as they appear on any Note, notice or elsewhere, and, provided, further, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers. Section 2.10. Additional Notes; Repurchases. The Company may, without the consent of, or notice to, the Holders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder with the same terms as the Notes initially issued hereunder (other than differences in the issue date, the issue price and interest accrued prior to the issue date of such additional Notes) in an unlimited aggregate principal amount; provided that if any such additional Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities law purposes, such additional Notes shall have one or more separate CUSIP numbers or no CUSIP number. Prior to the issuance of any such additional Notes, the Company shall deliver to the Trustee a Company Order, an Officer’s Certificate and an Opinion of Counsel, such Officer’s Certificate and Opinion of Counsel to cover such matters, in addition to those required by Section 17.05, as the Trustee shall reasonably request. In addition, the Company or the Guarantor may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company, the Guarantor or the Company’s or the Guarantor’s other Subsidiaries or through a privately negotiated transaction or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives, in each case, without the consent of or notice to the Holders of the Notes. The Company may, at its option and to the extent permitted by applicable law, reissue, resell or surrender to the Trustee for cancellation any Notes that it may repurchase; provided that if any such reissued or resold Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities law purposes, such reissued or resold Notes shall have one or more separate CUSIP numbers or no CUSIP number. Any Notes that the Company or the Guarantor may repurchase (other than in connection with a Fundamental Change or upon Redemption) shall be considered outstanding for all purposes under this Indenture (other than, at any time when such Notes are owned by the Company, the Guarantor, any of the Company’s or the Guarantor’s other Subsidiaries or Affiliates or any Subsidiary of any of the Company’s or the Guarantor’s other Affiliates, as set forth in Section 8.04) unless and until such time as the Company surrenders them to the Trustee for cancellation and, upon receipt of a Company Order, the Trustee shall cancel all Notes so surrendered.

28 ARTICLE 3 SATISFACTION AND DISCHARGE Section 3.01. Satisfaction and Discharge. This Indenture and the Notes shall cease to be of further effect when (i) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced, paid or exchanged as provided in Section 2.06 and (y) Notes for whose payment money has heretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.04(d)) have been delivered to the Trustee for cancellation; or (ii) the Company or the Guarantor has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon exchange or otherwise, cash and (in the case of an exchange of Notes, if applicable) Common Shares sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture or the Notes by the Company and the Guarantor; and (b) the Trustee upon request of the Company contained in an Officer’s Certificate and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and the Notes, when the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and the Notes have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 7.06 shall survive. ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY AND THE GUARANTOR Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will pay or cause to be paid the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Section 4.02. Maintenance of Office or Agency. The Company and the Guarantor will maintain in the continental United States of America an office or agency where the Notes may be surrendered for registration of transfer or exchange for other Notes or for presentation for payment or repurchase (“Paying Agent”) or for exchange for cash and Common Shares, if any, (“Exchange Agent”) and where notices and demands to or upon the Company or the Guarantor in respect of the Notes, the Guarantee and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office. The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation

29 or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the continental United States of America for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Exchange Agent” include any such additional or other offices or agencies, as applicable. The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Exchange Agent and the Corporate Trust Office as the office or agency in the continental United States of America where Notes may be surrendered for registration of transfer or exchange for other Notes or for presentation for payment or repurchase or for exchange for cash and Common Shares, if any, and where notices and demands to or upon the Company or the Guarantor in respect of the Notes, the Guarantee and this Indenture may be served; provided that the Corporate Trust Office shall not be a place for service of legal process for the Company. The Company may, however, change the Paying Agent, Note Registrar or the Exchange Agent without prior notice to the Holder of the Notes, and the Company may act as Paying Agent, Note Registrar or Exchange Agent. Section 4.03. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder. Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04: (i) that it will hold all sums held by it as such agent for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders; (ii) that it will give the Trustee prompt written notice of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust. The Company shall, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) or accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action; provided

30 that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date. (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) and accrued and unpaid interest so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable. (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts. (d) Subject to applicable escheatment laws, any money and Common Shares deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on and the consideration due upon exchange of any Note and remaining unclaimed for two years after such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), interest or consideration due upon exchange has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust and the Trustee shall have no further liability with respect to such funds; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and Common Shares, and all liability of the Company as trustee thereof, shall thereupon cease. Section 4.05. Existence. Subject to Article 11, the Company and the Guarantor shall do all things necessary to preserve and keep their existence, rights and franchises, except that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Company or the Guarantor, as applicable, shall determine reasonably and in good faith that the preservation thereof is no longer desirable in the conduct of its business. Section 4.06. Rule 144A Information Requirement; Reporting; and Registration Default Additional Interest. (a) At any time the Company or the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, the Company or the Guarantor shall, so long as any of the Notes or any

31 Common Shares deliverable upon exchange thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide, upon written request, to the Trustee, any Holder, beneficial owner or prospective purchaser of such Notes or any Common Shares deliverable upon exchange of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or Common Shares pursuant to Rule 144A. (b) The Company or the Guarantor shall file with the Trustee, within 15 days after the same are required to be filed with the Commission, copies of any annual or quarterly reports (on Form 10-K or Form 10-Q or any respective successor form) that the Guarantor is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any such information, documents or reports, or portions thereof, subject to confidential treatment and any correspondence with the Commission, and giving effect to any grace period provided by Rule 12b-25 under the Exchange Act (or any successor thereto), which grace period, for the avoidance of doubt, shall be deemed applicable whether or not the Guarantor checks the box in the relevant Rule 12b-25 filing indicating that the Guarantor expects to file such report within the applicable Rule 12b-25 grace period). Any such document or report that the Guarantor files with the Commission via the Commission’s EDGAR system (or any successor system) shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or such successor), it being understood that the Trustee shall not be responsible for determining whether such filings have been made. (c) Delivery of the reports, information and documents described in subsection (b) above to the Trustee is for informational purposes only, and the information and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate). (d) If a Registration Default occurs under the Registration Rights Agreement, the Company shall pay the Registration Default Additional Interest in accordance with the Registration Rights Agreement. Registration Default Additional Interest will be payable in arrears on each Interest Payment Date following accrual in the same manner as regular interest on the Notes and shall be in addition to, and not in lieu of, any Additional Interest that may accrue, at the Company’s election, as the sole remedy relating to the failure to comply with the Company’s obligations under Section 4.06(b). Notwithstanding anything to the contrary herein or in the Registration Rights Agreement (but, for the avoidance of doubt, subject to Section 14.01(c)), if a Holder exchanges some or all of its Notes when there exists a Registration Default, such Holder will not be entitled to receive Registration Default Additional Interest on the consideration issuable upon such exchange, and the Company shall instead increase the Exchange Rate by 3% for the principal amount of Notes so exchanged. Other than the Company’s obligations to pay Registration Default Additional Interest in accordance with the Registration Rights Agreement and/or increase the Exchange Rate as provided herein, neither the Company nor the Guarantor shall have any liability for damages with respect to a Registration Default.

32 (e) If Additional Interest is payable by the Company pursuant to Section 4.06(d) or Section 6.03(a) the Company shall deliver to the Trustee an Officer’s Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such Officer’s Certificate, the Trustee may conclusively assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee an Officer’s Certificate setting forth the particulars of such payment. Section 4.07. Stay, Extension and Usury Laws. Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company or the Guarantor from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. Section 4.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor (beginning with the fiscal year ending on December 31, 2025) an Officer’s Certificate stating whether the signers thereof have knowledge of any Default or Event of Default that occurred during the previous year and, if so, specifying each such Event of Default and the nature thereof. In addition, the Company shall deliver to the Trustee, within 30 days after the Company obtains knowledge of the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof; provided that the Company is not required to deliver such notice if such Event of Default or Default has been cured (or deemed cured). Section 4.09. Further Instruments and Acts. Upon request of the Trustee, each of the Company and the Guarantor will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture. ARTICLE 5 LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 5.01. Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than 15 days after each January 1 and July 1 in each year beginning with July 1, 2026, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any

33 notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar. Section 5.02. Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may dispose of any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished. ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01. Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes: (a) default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days; (b) default in the payment of principal of any Note when due and payable on the Maturity Date, upon Redemption, upon any required repurchase, upon declaration of acceleration or otherwise; (c) failure by the Company to comply with its obligation to exchange the Notes in accordance with this Indenture upon exercise of a Holder’s exchange right and such failure continues for three Business Days; (d) failure by the Company to give (i) a Fundamental Change Company Notice in accordance with Section 15.02(c) or notice of a Make-Whole Fundamental Change in accordance with Section 14.03(b), in either case when due and such failure continues for two Business Days, or (ii) notice of a specified corporate transaction in accordance with Section 14.01(b)(ii) or 14.01(b)(iii) when due and such failure continues for one Business Day; (e) failure by the Company or the Guarantor for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company or the Guarantor, as applicable, to comply with any other agreements contained in the Notes, the Guarantee or this Indenture; (f) default in the payment of an aggregate principal amount exceeding $25,000,000 of any evidence of recourse indebtedness of the Company or the Guarantor, such default having occurred after the expiration of any applicable grace period and having resulted in the acceleration of the maturity of such indebtedness, but only if such indebtedness is not discharged or such acceleration is not rescinded or annulled; provided, however, that $25,000,000 will be replaced with $5,000,000 for so long as any of the Company’s 3.125% Senior Notes due 2026 or 3.875% Senior Notes due 2027 are outstanding;

34 (g)  the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or under or within meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding seeking liquidation, reorganization or other relief with respect to the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, or its respective debts or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, or any substantial part of the property of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary; (ii) consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property; or (iv) makes a general assignment for the benefit of creditors. (h) an involuntary case or other proceeding shall be commenced against the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, seeking liquidation, reorganization or other relief with respect to the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, or its respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, or any substantial part of the property of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 calendar days; (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case or proceeding;

35 (ii) appoints a trustee, receiver, liquidator, custodian or other similar official of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary, or any substantial part of the property of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary; or (iii) orders the liquidation of the Company, the Guarantor or any of their respective Significant Subsidiaries, or any group of Subsidiaries of the Guarantor that, taken as a whole, would constitute a Significant Subsidiary; and, in each case in this clause (i), the order or decree remains unstayed and in effect for 30 calendar days; (j) the Guarantee ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or is declared null and void in a judicial proceeding or the Guarantor denies or disaffirms in writing its obligations under this Indenture or the Guarantee; or (k) failure of the Company or the Guarantor within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order in excess of $5,000,000 which is not stayed on appeal or contested in good faith. Section 6.02. Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing, then, and in each and every such case (other than an Event of Default specified in Section 6.01(g), Section 6.01(h) or Section 6.01(i) with respect to the Company or the Guarantor), unless the principal of and accrued and unpaid interest on all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may (and the Trustee, at the written request of such Holders, shall) declare 100% of the principal of, and accrued and unpaid interest, if any, on, all the outstanding Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Section 6.01(g), Section 6.01(h) or Section 6.01(i) with respect to the Company or the Guarantor occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable. The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the

36 Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, any Notes, (ii) a failure to repurchase any Notes when required or (iii) a failure to pay or deliver, as the case may be, the consideration due upon exchange of the Notes. For the avoidance of doubt, any failure by the Company and/or the Guarantor to provide any notice under this Indenture other than as set forth in Section 6.01(d) shall be subject to Section 6.01(e) (including the 60-day cure period contained therein), and any related Default or Event of Default shall be deemed cured upon delivery of such notice to the applicable recipient prior to (i) the expiration of such 60-day period provided for in Section 6.01(e) or (ii) if later, the delivery of a notice of acceleration with respect to such Event of Default, in each case, whether or not the events or circumstances that are the subject of such notice have already occurred at the time such notice is given. For the avoidance of doubt, nothing in the immediately preceding sentence shall constitute a waiver of or in any way limit the Trustee’s or any Holder’s right to institute suit for any damages incurred as a result of the Company’s and/or the Guarantor’s breach of any covenant under this Indenture even if such breach is subsequently cured. Section 6.03. Additional Interest. (a) Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall, for the first 365 days after the occurrence of such an Event of Default, consist exclusively of the right to receive Additional Interest on the Notes, at a rate equal to (x) 0.25% per annum of the principal amount of the Notes outstanding for each day during the first 180 days after the occurrence of such Event of Default and (y) 0.50% per annum of the principal amount of the Notes outstanding from the 181st day to, and including, the 365th day following the occurrence of such Event of Default, as long as such Event of Default is continuing. (b) If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Notes. Additional Interest payable pursuant to Section 6.03(a) above shall be in addition to any Registration Default Additional Interest that may accrue pursuant to Section 4.06(d). (c) On the 366th day after such Event of Default (if such Event of Default is not cured or waived prior to such 366th day), the Notes shall be subject to acceleration as provided in Section 6.02. The provisions of this paragraph shall not affect the rights of Holders in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the Company does not elect to pay Additional Interest following an Event of Default relating to the Company’s failure to comply

37 with its obligations as set forth in Section 4.06(b) in accordance with this Section 6.03, or the Company has elected to make such payment but does not pay the Additional Interest when due, the Notes shall immediately be subject to acceleration as provided in Section 6.02. (d) In order to elect to pay Additional Interest as the sole remedy during the first 365 days after the occurrence of an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b), the Company must notify all Holders of the Notes, the Trustee and the Paying Agent in writing of such election prior to the beginning of such 365- day period. Upon the Company’s failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02. (e) For the avoidance of doubt, if (x) the Company timely elects to pay Additional Interest pursuant to this Section 6.03 as the sole remedy during the first 365 days after the occurrence of an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) in accordance with this Section 6.03, (y) the Company pays such Additional Interest in accordance with this Section 6.03 and this Indenture and (z) the Company files the delinquent reports that were required to be filed and gave rise to the relevant Event of Default (in each case in this clause (z) pursuant to the provisions set forth in Section 4.06(b)) prior to the 366th day after the occurrence of such Event of Default (or prior to the delivery of any related notice of acceleration on or after such 366th day), such Event of Default shall be deemed cured and the Notes shall not be subject to acceleration as a result of the initial failure to comply with the Company’s obligations as set forth in Section 4.06(b). Section 6.04. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, if any, with interest on any overdue principal and interest, if any, at the interest rate borne by the Notes at such time and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon the Notes, wherever situated. In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company, the Guarantor or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company, the Guarantor or such other obligor, the property of the Company, the Guarantor or such other obligor, or in the event of any other judicial proceedings relative to the Company, the Guarantor or such other obligor upon the Notes, or to the creditors or property of the Company, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall

38 have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company, the Guarantor or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees and expenses, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes. In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor, the Holders and the Trustee shall, subject to any determination in such

39 proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor, the Holders and the Trustee shall continue as though no such proceeding had been instituted. Section 6.05. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 6 with respect to the Notes or the Guarantee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and, with respect to any Physical Notes, stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid: First, to the payment of all amounts due the Trustee in all of its capacities under this Indenture; Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash due upon exchange of, the Notes in default in the order of the date due of the payments of such interest and cash due upon exchange, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate of interest borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto; Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount (including, if applicable, the payment of the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon exchange) then owing and unpaid upon the Notes for principal and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate of interest borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon exchange) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon exchange) and accrued and unpaid interest; and Fourth, to the payment of the remainder, if any, to the Company. Section 6.06. Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price) or interest when due, or the right to receive payment or delivery of the consideration due upon exchange, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture or the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

40 (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided; (b) Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder; (c) such Holders shall have offered to the Trustee such security or indemnity reasonably satisfactory to it against any loss, claim, liability or expense to be incurred therein or thereby; (d) the Trustee for 60 days after its receipt of such notice, request and offer of such security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and (e) no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holder), or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Notwithstanding any other provision of this Indenture and any provision of any Note, each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon exchange of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be. Section 6.07. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

41 Section 6.08. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes or the Guarantee; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee and that is not inconsistent with such direction. The Trustee may refuse to follow any direction that conflicts with law or this Indenture or that it determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder). The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except any continuing defaults relating to (i) a default in the payment of accrued and unpaid interest, if any, on, or the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon exchange of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Guarantor, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Section 6.10. Notice of Defaults. The Trustee shall, within 90 days after the occurrence and continuance of a Default of which a Responsible Officer of the Trustee has actual knowledge, deliver to all Holders written notice of all Defaults actually known to the Trustee, unless such Defaults shall have been cured or waived before the giving of such notice; provided

42 that, except in the case of a Default in the payment of the principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), or accrued and unpaid interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon exchange, the Trustee may withhold such notice if and so long as it determines that the withholding of such notice is in the interests of the Holders. Section 6.11. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note (including, but not limited to, the Redemption Price and the Fundamental Change Repurchase Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to exchange any Note, or receive the consideration due upon exchange, in accordance with the provisions of Article 14. ARTICLE 7 CONCERNING THE TRUSTEE Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered (and if requested, provided) to the Trustee indemnity or security reasonably satisfactory to it against any loss, claim, liability or expense that might be incurred by it in compliance with such request or direction. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that: (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

43 (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may, as to the truth of the statements and the correctness of the opinions expressed therein, conclusively rely upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein); (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 7.01; (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes; (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event; (g) in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses, fees, taxes or other charges incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment

44 direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; and (h) in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Exchange Agent, Bid Solicitation Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Exchange Agent, Bid Solicitation Agent or transfer agent. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01: (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties; (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable; (c) whenever in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on its part, conclusively rely upon an Officer’s Certificate; (d) the Trustee may consult with counsel of its selection, and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel; (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney at the expense of the Company or the Guarantor and shall incur no liability of any kind by reason of such inquiry or investigation;

45 (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care; (g) the permissive rights of the Trustee enumerated herein shall not be construed as duties; (h) the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of the individuals and/or titles of officers authorized at such times to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded; and (i) neither the Trustee nor any of its directors, officers, employees, agents, or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company, or any of their respective directors, members, officers, agents, affiliates, or employees, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Trustee shall not be responsible for any inaccuracy in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties or set forth herein as a result of any inaccuracy or incompleteness. In no event shall the Trustee be liable for any special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice specifying such Default or Event of Default shall have been given to a Responsible Officer of the Trustee by the Company or by any Holder or beneficial holder. Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Guarantee or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture. Section 7.04. Trustee, Paying Agents, Exchange Agents, Bid Solicitation Agent or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Exchange Agent, Bid Solicitation Agent (if other than the Company or any Affiliate thereof) or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Exchange Agent, Bid Solicitation Agent or Note Registrar.

46 Section 7.05. Monies and Common Shares to Be Held in Trust. All monies and Common Shares received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and Common Shares held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money or Common Shares received by it hereunder except as may be agreed from time to time by the Company and the Trustee. Section 7.06. Compensation and Expenses of Trustee. The Company and the Guarantor, jointly and severally, covenant and agree to pay to the Trustee from time to time and the Trustee shall receive such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as previously and mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct as determined by a final, non-appealable decision of a court of competent jurisdiction. The Company and the Guarantor, jointly and severally, covenant to indemnify the Trustee or any predecessor Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its agents and any authenticating agent for, and to hold them harmless against, any loss, claim, damage, liability or expense incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, as determined by a final, non-appealable decision of a court of competent jurisdiction, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder and the enforcement of this Indenture (including this Section 7.06), including the costs and expenses of defending themselves against any claim (whether asserted by the Company, the Guarantor, any Holder or any other Person) of liability in the premises. The obligations of the Company and the Guarantor under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes and, for the avoidance of doubt, such lien shall not be extended in a manner that would conflict with the Company’s obligations to its other creditors. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company or the Guarantor. The obligation of the Company and the Guarantor under this Section 7.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee. The Company or the Guarantor, as applicable, need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

47 Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(g), Section 6.01(h) or Section 6.01(i) with respect to the Company or the Guarantor occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws. Section 7.07. Officer’s Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence and willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of gross negligence and willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof. Section 7.08. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, upon written request of the Company or the Guarantor or any Holder, it shall resign promptly in the manner and with the effect hereinafter specified in this Article. Section 7.09. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation to the Holders, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders, petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee. (b) In case at any time any of the following shall occur:

48 (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide Holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee. (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10. Section 7.10. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

49 No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08. Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company. Section 7.11. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation. Section 7.12. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any Officer that the Company has indicated to the Trustee should receive such application actually receives such application, unless any such Officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received

50 written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted. ARTICLE 8 CONCERNING THE HOLDERS Section 8.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date, if one is selected, shall be not more than fifteen days prior to the date of commencement of solicitation of such action. Section 8.02. Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument or writing by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06. Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Exchange Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for exchange of such Note and for all other purposes under this Indenture; and neither the Company nor the Trustee nor any Paying Agent nor any Exchange Agent nor any Note Registrar shall be affected nor incur any liability by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or Common Shares so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy,

51 authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture. Section 8.04. Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company, the Guarantor, by any other Subsidiary of the Company or the Guarantor or by any Affiliate of the Company, the Guarantor or any other Subsidiary of the Guarantor shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, the Guarantor, any other Subsidiary of the Guarantor or an Affiliate of the Company, the Guarantor or any other Subsidiary of the Guarantor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination. Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof. ARTICLE 9 HOLDERS’ MEETINGS Section 9.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes: (a) to give any notice to the Company, to the Guarantor or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any

52 Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6; (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7; (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law. Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting. Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice. Section 9.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02. Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in

53 regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the outstanding Notes represented at the meeting and entitled to vote at the meeting. Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Holder or proxyholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice. Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated. Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay

54 in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. ARTICLE 10 SUPPLEMENTAL INDENTURES Section 10.01. Supplemental Indentures Without Consent of Holders. The Company, the Guarantor and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes: (a) to cure any ambiguity, omission, defect or inconsistency; (b) to provide for the assumption by a Successor Company of the obligations of the Company or the Guarantor, as the case may be, under this Indenture pursuant to Article 11; (c) to add additional guarantees with respect to the Notes; (d) to secure the Notes; (e) to add to the covenants or Events of Default of the Company or the Guarantor for the benefit of the Holders or surrender any right or power conferred upon the Company or the Guarantor; (f) to make any change that does not adversely affect the rights of any Holder; (g) in connection with any Share Exchange Event, to provide that the Notes are exchangeable for Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 14.07; (h) to conform the provisions of this Indenture or the Notes to the “Description of Notes” section of the Offering Memorandum; (i) to comply with the rules of any applicable Depositary, including The Depository Trust Company, so long as such amendment does not adversely affect the rights of any Holder in any material respect; (j) to appoint a successor Trustee with respect to the Notes; (k) to increase the Exchange Rate as provided in this Indenture; (l) to provide for the acceptance of appointment by a successor Trustee, Note Registrar, Paying Agent, Bid Solicitation Agent or Exchange Agent to facilitate the administration of the trusts under this Indenture by more than one trustee; or (m) to irrevocably elect a Settlement Method or a Specified Dollar Amount, or eliminate the Company’s right to elect a Settlement Method; provided that no such election or elimination shall affect any Settlement Method theretofore elected (or deemed to be elected) with

55 respect to any Note pursuant to the provisions of Article 14; provided further, that in no event shall the Specified Dollar Amount be less than $1,000 per $1,000 principal amount of Notes. Upon the written request of the Company, the Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company, the Guarantor and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02. Section 10.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company, the Guarantor and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Guarantee, the Notes or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall: (a) reduce the principal amount of Notes whose Holders must consent to an amendment; (b) reduce the rate of or change the stated time for payment of interest on any Note; (c) reduce the principal of or extend the Maturity Date of any Note; (d) except as required by this Indenture, make any change that adversely affects the exchange rights of any Notes; (e) reduce the Redemption Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise; (f) make any Note payable in a currency, or at a place of payment, other than that stated in the Note; (g) change the ranking of the Notes or the Guarantee; (h) make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09;

56 (i) eliminate the contractual right of any Holder to institute suit for the enforcement of its right to receive payment or delivery, as the case may be, of the principal (including the Fundamental Change Repurchase Price or Redemption Price, if applicable) of, accrued and unpaid interest, if any, on, and the consideration due upon exchange of, its Notes, on or after the respective due dates expressed or provided for in the Notes or this Indenture; or (j) except as permitted in this Indenture, make any change in the Guarantee that would adversely affect the Holders in any material respect or release the Guarantor from its obligations under the Guarantee or this Indenture. Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any supplemental indenture under Section 10.01 or this Section 10.02 becomes effective, the Company shall deliver to the Holders (with a copy to the Trustee) a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture. Section 10.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties, indemnities, privileges and immunities under this Indenture of the Trustee, the Company, the Guarantor and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding. Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence, and stating to the effect,

57 that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture; provided that such Opinion of Counsel shall include a customary legal opinion stating that such supplemental indenture is the valid and binding obligation of the Company, subject to customary exceptions and qualifications. The Trustee shall have no responsibility for determining whether any amendment or supplemental indenture will or may have an adverse effect on any Holder. ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE Section 11.01. Company or Guarantor May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, neither the Company nor the Guarantor shall consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company or the Guarantor, as the case may be, taken as a whole, to another Person unless: (a) the resulting, surviving or transferee Person (the “Successor Company”), if not the Company or the Guarantor, as applicable, shall be an entity or, in the case of the Guarantor, a corporation, in each case, organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company or the Guarantor, as applicable) shall expressly assume, by supplemental indenture all of the obligations of the Company or the Guarantor under the Notes or the Guarantee, as applicable, this Indenture and the Registration Rights Agreement; (b) in the case of the Company, if the Successor Company is not the Company or the Guarantor, the Guarantor shall have by supplemental indenture confirmed that its Guarantee of the Notes shall apply to such Successor Company’s obligations under this Indenture, the Notes and the Registration Rights Agreement; (c) in the case of the Company, if the Successor Company is not the Company or the Guarantor, the Successor Company shall be related to the Guarantor (or its successor) within the meaning of Sections 267(b) or 707(b)(1) of the Code; (d) in the case of the Guarantor, if the Successor Company is not the Guarantor, the Company (or its successor) is related, within the meaning of Sections 267(b) or 707(b)(1) of the Code, to the Successor Company; and (e) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture. No such consolidation, merger, sale, conveyance, transfer or lease shall be effective unless the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel stating that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with the provisions of this Article 11.

58 For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company or the Guarantor to another Person, which properties and assets, if held by the Company or the Guarantor, as the case may be, instead of such Subsidiaries, would constitute all or substantially all of the consolidated properties and assets of the Company or the Guarantor, as the case may be, and its Subsidiaries, taken as a whole, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the consolidated properties and assets of the Company or the Guarantor, as applicable, taken as a whole, to another Person. Section 11.02. Successor Company to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon exchange of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture, the Notes, the Guarantee and/or the Registration Rights Agreement to be performed by the Company or the Guarantor, as applicable, such Successor Company (if not the Company or the Guarantor, as the case may be) shall succeed to and, except in the case of a lease of all or substantially all of the consolidated properties and assets of the Company or the Guarantor, as applicable, taken as a whole, shall be substituted for the Company or the Guarantor, as applicable, with the same effect as if it had been named herein as the party of the first part, and may thereafter exercise every right and power of the Company or the Guarantor, as applicable, under this Indenture. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company (or the Company’s general partner, on its behalf) to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” or the “Guarantor”, as applicable, in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor or Guarantor and (in the case of the Company) issuer of the Notes and from its obligations under this Indenture and the Notes and/or the Guarantee, as the case may be. In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

59 ARTICLE 12 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS Section 12.01. Indenture, Notes and Guarantee Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Indenture or in any supplemental indenture or in any Note or Guarantee, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, Officer, director, trustee or Subsidiary (other than, for the avoidance of doubt, the Company or the Guarantor), as such, past, present or future, of the Company or the Guarantor or of any of the Company’s or the Guarantor’s respective successor companies, either directly or through the Company, the Guarantor or any such successor companies, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes and the Guarantee. ARTICLE 13 GUARANTEE OF NOTES Section 13.01. Guarantee. (a) Subject to this Article 13, the Guarantor fully and unconditionally guarantees to each Holder of a Note and its successors and assigns, irrespective of the validity and enforceability of this Indenture, such Note or the obligations of the Company hereunder or thereunder, that: (i) (x) the payment of principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) the payment of accrued and unpaid interest, if any, on, and (z) the payment and, if applicable, delivery of the consideration due upon exchange of, each Note, and all other obligations of the Company to the Holders or the Trustee under the Notes or this Indenture will be promptly paid in full, delivered and/or performed, all in accordance with the terms of the Notes and of this Indenture; and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full and/or delivered when due or performed in accordance with the terms of the extension or renewal, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon exchange or otherwise, as the case may be, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be obligated to pay and/or deliver the same immediately. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

60 (b) The Guarantor hereby agrees that its obligations pursuant to this Article 13 are unconditional, irrespective of the validity, regularity or enforceability of any Note or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of a Note with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor, other than payment in full of all obligations under the Notes. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged with respect to any Note except by complete performance of the obligations contained in such Note and this Indenture. (c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantor, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect. (d) The Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Guarantee notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantor for the purpose of the Guarantee. Section 13.02. Limitation on Guarantor Liability. The Guarantor, and by its acceptance of any Note issued with the benefit of this Guarantee, each Holder, hereby confirms that it is the intention of all such parties that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of the Guarantor that are relevant under such laws, result in the obligations of the Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance. Section 13.03. Full Force and Effect. (a) To evidence its Guarantee as set forth in this Article 13 in respect of the Notes, an Officer of the Guarantor shall execute this Indenture on behalf of the Guarantor, and the Guarantor hereby agrees that such Guarantee shall become effective upon such execution and shall remain in full force and effect thereafter, subject to the terms of this Indenture.

61 (b) The Guarantor hereby agrees that this Guarantee will remain in full force and effect notwithstanding any failure to endorse on any Note a notation of this Guarantee. (c) If an Officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates any Note, this Guarantee will be valid nevertheless. (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, will constitute due delivery of this Guarantee set forth in this Indenture on behalf of the Guarantor. ARTICLE 14 EXCHANGE OF NOTES Section 14.01. Exchange Privilege. (a) Subject to and upon compliance with the provisions of this Article 14, each Holder of a Note shall have the right, at such Holder’s option, to exchange all or any portion in an Authorized Denomination of such Note (i) subject to satisfaction of the conditions described in Section 14.01(b), at any time prior to the close of business on the Business Day immediately preceding October 15, 2030 under the circumstances and during the periods set forth in Section 14.01(b), and (ii) regardless of the conditions described in Section 14.01(b), on or after October 15, 2030 and prior to the close of business on the Business Day immediately preceding the Maturity Date, in each case, at an initial exchange rate of 24.0662 Common Shares (subject to adjustment as provided in Section 4.06(d) and this Article 14, the “Exchange Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 14.02, the “Exchange Obligation”). (b) (i) Prior to the close of business on the Business Day immediately preceding October 15, 2030, a Holder may surrender all or any portion of its Notes in an Authorized Denomination for exchange at any time during the five Business Day period immediately after any ten consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per $1,000 principal amount of Notes, as determined following a request by a Holder of Notes in accordance with this subsection (b)(i), for each Trading Day of the Measurement Period was less than 98% of the product of the Last Reported Sale Price of the Common Shares on each such Trading Day and the Exchange Rate on each such Trading Day. The Trading Prices shall be determined by the Bid Solicitation Agent pursuant to this subsection (b)(i) and the definition of Trading Price set forth in this Indenture. The Company shall provide written notice to the Bid Solicitation Agent (if other than the Company) of the three independent nationally recognized securities dealers selected by the Company pursuant to the definition of Trading Price, along with appropriate contact information for each. The Bid Solicitation Agent (if other than the Company) shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes unless the Company has requested such determination, and the Company shall have no obligation to make such request (or, if the Company is acting as Bid Solicitation Agent, the Company shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes) unless a Holder or Holders of at least

62 $2,000,000 principal amount of Notes in the aggregate provide(s) the Company with reasonable evidence that the Trading Price per $1,000 principal amount of Notes on any Trading Day would be less than 98% of the product of the Last Reported Sale Price of the Common Shares on such Trading Day and the Exchange Rate on such Trading Day, at which time the Company shall instruct the Bid Solicitation Agent (if other than the Company) to determine, or if the Company is acting as Bid Solicitation Agent, the Company shall determine, the Trading Price per $1,000 principal amount of Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Shares and the Exchange Rate. If (x) the Company is not acting as Bid Solicitation Agent, and the Company does not, when the Company is required to, instruct the Bid Solicitation Agent to determine the Trading Price per $1,000 principal amount of Notes when obligated as provided in the preceding sentence, or if the Company gives such instruction to the Bid Solicitation Agent and the Bid Solicitation Agent fails to make such determination, or (y) the Company is acting as Bid Solicitation Agent and the Company fails to make such determination when obligated as provided in the preceding sentence, then, in either case, the Trading Price per $1,000 principal amount of Notes on any date shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Shares and the Exchange Rate on each Trading Day of such failure. If the Trading Price condition set forth above has been met, the Company shall so notify the Holders, the Trustee and the Exchange Agent (if other than the Trustee) in writing. Any such determination shall be conclusive absent manifest error. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Shares and the Exchange Rate for such date, the Company shall so notify the Holders, the Trustee and the Exchange Agent (if other than the Trustee) in writing and thereafter neither the Company nor the Bid Solicitation Agent (if other than the Company) shall be required to solicit bids (or determine the Trading Price of the Notes as set forth in this Indenture) again unless a new Holder request is made as provided in this subsection (b)(i). (ii) If, prior to the close of business on the Business Day immediately preceding October 15, 2030, the Guarantor elects to: (A) distribute to all or substantially all holders of the Common Shares any rights, options or warrants (other than in connection with a shareholder rights plan prior to the separation of such rights from the Common Shares) entitling them, for a period of not more than 60 calendar days after the announcement date of such distribution, to subscribe for or purchase Common Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Common Shares for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such distribution; or (B) distribute to all or substantially all holders of the Common Shares assets, securities or rights to purchase securities of the Guarantor (other than in connection with a shareholder rights plan prior to separation of such rights from

63 the Common Shares), which distribution has a per share value, as reasonably determined by the Guarantor in good faith, exceeding 10% of the Last Reported Sale Price of the Common Shares on the Trading Day preceding the date of announcement for such distribution, then, in either case, the Company shall notify all Holders of the Notes, the Trustee and the Exchange Agent (if other than the Trustee) in writing at least 46 Scheduled Trading Days prior to the Ex-Dividend Date for such distribution (or, if later in the case of any such separation of rights issued pursuant to a shareholder rights plan, as soon as reasonably practicable after the Company becomes aware that such separation or triggering event has occurred or will occur). Once the Company has given such notice, a Holder may surrender all or any portion of its Notes in an Authorized Denomination for exchange at any time until the earlier of (1) the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution and (2) the Guarantor’s announcement that such distribution will not take place, in each case, even if the Notes are not otherwise exchangeable at such time; provided that Holders may not exchange their Notes pursuant to this subsection (b)(ii) if they participate, at the same time and upon the same terms as holders of the Common Shares and solely as a result of holding the Notes, in any of the transactions described in clause (A) or (B) of this subsection (b)(ii) without having to exchange their Notes as if they held a number of Common Shares equal to the Exchange Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder. (iii) If (A) a transaction or event that constitutes a Fundamental Change or a Make-Whole Fundamental Change occurs prior to the close of business on the Business Day immediately preceding October 15, 2030, regardless of whether a Holder has the right to require the Company to repurchase the Notes pursuant to Section 15.02, or (B) if the Guarantor is a party to a Share Exchange Event (other than a Share Exchange Event that is solely for the purpose of changing the Guarantor’s jurisdiction of organization that (x) does not constitute a Fundamental Change or a Make-Whole Fundamental Change and (y) results in a reclassification, conversion or exchange of outstanding Common Shares solely into shares of common stock of the surviving entity and such common stock becomes Reference Property for the Notes) that occurs prior to the close of business on the Business Day immediately preceding October 15, 2030, (each such Fundamental Change, Make-Whole Fundamental Change or Share Exchange Event, a “Corporate Event”), all or any portion of a Holder’s Notes in an Authorized Denomination may be surrendered for exchange at any time from or after the effective date of such Corporate Event until the earlier of (x) 35 Trading Days after the effective date of the Corporate Event (or, if the Company gives notice after the effective date of such Corporate Event, until 35 Trading Days after the date the Company gives notice of such Corporate Event) or, if such Corporate Event also constitutes a Fundamental Change (other than an Exempted Fundamental Change), until the close of business on the Business Day immediately preceding the related Fundamental Change Repurchase Date and (y) the close of business on the Business Day immediately preceding the Maturity Date. The Company shall notify Holders, the Trustee and the Exchange Agent (if other than the Trustee) in writing as promptly as practicable following the effective date of such Corporate Event, but in no event later than one Business Day after the effective date of such Corporate Event.

64 (iv) Prior to the close of business on the Business Day immediately preceding October 15, 2030, a Holder may surrender all or any portion of its Notes in an Authorized Denomination for exchange at any time during any calendar quarter commencing after the calendar quarter ending on March 31, 2026 (and only during such calendar quarter), if the Last Reported Sale Price of the Common Shares for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter is greater than or equal to 130% of the Exchange Price on each applicable Trading Day. Neither the Trustee nor the Exchange Agent (if other than the Trustee) shall have any duty to determine or verify the determination of whether the sale price condition in this section has been met. (v) If the Company calls any Notes for redemption pursuant to Article 16, then a Holder may surrender all or any portion of its Called Notes for exchange at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date, even if such Called Notes are not otherwise exchangeable at such time. After that time, the right to exchange such Called Notes on account of the Company’s delivery of a Notice of Redemption shall expire, unless the Company defaults in the payment of the Redemption Price, in which case a Holder of Called Notes may exchange all or a portion of its Called Notes until the Redemption Price has been paid or duly provided for. If the Company calls fewer than all of the outstanding Notes for redemption pursuant to Article 16, and the Holder of any Note (or any owner of a beneficial interest in any Global Note) is reasonably not able to determine, prior to the close of business on the 44th Scheduled Trading Day immediately preceding the relevant Redemption Date, whether such Note or beneficial interest, as applicable, is to be redeemed pursuant to such redemption, then such Holder or owner, as applicable, shall be entitled to exchange such Note or beneficial interest, as applicable, at any time before the close of business on the Scheduled Trading Day immediately preceding such Redemption Date, unless the Company defaults in the payment of the Redemption Price, in which case such Holder or owner, as applicable, shall be entitled to exchange such Note or beneficial interest, as applicable, until the Redemption Price has been paid or duly provided for, and each such exchange shall be deemed to be of a Note called for redemption, and such Note or beneficial interest shall be deemed called for redemption solely for the purposes of such exchange (“Deemed Redemption”). If a Holder elects to exchange Called Notes during the related Redemption Period, the Company shall, under certain circumstances, increase the Exchange Rate for such Called Notes pursuant to Section 14.03. Accordingly, if the Company calls fewer than all of the outstanding Notes for redemption pursuant to Article 16, Holders of the Notes that are not Called Notes will not be entitled to exchange such Notes pursuant to this Section 14.01(b)(v) and will not be entitled to an increase in the Exchange Rate on account of the Notice of Redemption for exchanges of such Notes during the related Redemption Period if such Notes are otherwise exchangeable pursuant to any other provision of this Section 14.01. (c) Notwithstanding any other provision of the Notes or this Indenture, no Holder of Notes shall be entitled to receive Common Shares upon exchange of such Notes to the extent (but only to the extent) that such receipt would cause a violation of the Ownership Limitations. Any

65 purported delivery of Common Shares upon exchange of Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in a violation of the Ownership Limitations. Any attempted exchange of Notes that would result in the delivery of Common Shares in violation of the Ownership Limitations shall be void to the extent (but only to the extent) of the number of Common Shares that would cause such violation, and the related Notes or portion thereof shall be returned to the Holder as promptly as practicable. The Company shall not have any further obligation to the Holder with respect to such voided exchange and such Notes shall be treated as if they had not been submitted for exchange. (d) Neither the Trustee nor the Exchange Agent will be responsible for determining whether any event described in Section 14.01(b) has occurred that makes the Notes eligible for exchange or no longer eligible therefor, nor will they be deemed to have notice of any such event until the Company has delivered to the Trustee and the Exchange Agent written notice with respect to the commencement or termination of such exchange rights, on which notices the Trustee and the Exchange Agent may conclusively rely. Section 14.02. Exchange Procedure; Settlement Upon Exchange. (a) Subject to this Section 14.02, Section 14.03(b) and Section 14.07(a), upon exchange of any Note, the Company shall satisfy its Exchange Obligation by paying, or paying and delivering (or causing to be delivered), as the case may be, to the exchanging Holder, in respect of each $1,000 principal amount of Notes being exchanged, either solely cash (“Cash Settlement”) or a combination of cash and Common Shares, together with cash, if applicable, in lieu of delivering any fractional Common Share in accordance with subsection (j) of this Section 14.02 (“Combination Settlement”), at its election, as set forth in this Section 14.02. (i) All exchanges of Called Notes for which the relevant Exchange Date occurs during the related Redemption Period, and all exchanges for which the relevant Exchange Date occurs on or after October 15, 2030, shall be settled using the same Settlement Method (including the same Specified Dollar Amount). (ii) Except for any exchanges of Called Notes for which the relevant Exchange Date occurs during the related Redemption Period, and any exchanges for which the relevant Exchange Date occurs on or after October 15, 2030, the Company shall use the same Settlement Method (including the same Specified Dollar Amount) for all exchanges with the same Exchange Date, but the Company shall not have any obligation to use the same Settlement Method (or the same Specified Dollar Amount) with respect to exchanges with different Exchange Dates. (iii) If, in respect of any Exchange Date (or any exchanges of Called Notes for which the relevant Exchange Date occurs during the related Redemption Period, or any exchanges for which the relevant Exchange Date occurs on or after October 15, 2030), the Company elects to deliver a notice (the “Settlement Notice”) of the relevant Settlement Method in respect of such Exchange Date (or such period, as the case may be), the Company shall deliver such Settlement Notice (which shall be in writing) to exchanging Holders, the Trustee and the Exchange Agent (if other than the Trustee) no later than the close of business on the Trading Day immediately following the relevant

66 Exchange Date (or, in the case of (A) any exchanges of Called Notes for which the relevant Exchange Date occurs during the related Redemption Period, in the related Notice of Redemption or (B) any exchanges of Notes for which the relevant Exchange Date occurs on or after October 15, 2030, no later than October 15, 2030). If the Company does not elect a Settlement Method prior to the deadline set forth in the immediately preceding sentence, the Company shall no longer have the right to elect a Settlement Method with respect to any exchange on such Exchange Date or during such period, and the Company shall be deemed to have elected the Default Settlement Method with respect to such exchange. Such Settlement Notice shall specify the relevant Settlement Method and in the case of an election of Combination Settlement, the relevant Settlement Notice shall indicate the Specified Dollar Amount per $1,000 principal amount of Notes. If the Company delivers a Settlement Notice electing Combination Settlement (or is deemed to have elected Combination Settlement) in respect of its Exchange Obligation, the related Specified Dollar Amount shall be at least equal to $1,000 per $1,000 principal amount of Notes. If the Company delivers a Settlement Notice electing Combination Settlement (or is deemed to have elected Combination Settlement) in respect of its Exchange Obligation, but does not indicate a Specified Dollar Amount per $1,000 principal amount of Notes to be exchanged in such Settlement Notice, the Specified Dollar Amount per $1,000 principal amount of Notes shall be deemed to be $1,000. For the avoidance of doubt, the Company’s failure to timely elect a Settlement Method or specify as applicable a Specified Dollar Amount shall not constitute or give rise to a Default or an Event of Default under this Indenture. By written notice to Holders, the Trustee and the Exchange Agent (if other than the Trustee), the Company may, from time to time, change the Default Settlement Method prior to October 15, 2030. In addition, by written notice to all Holders, the Company may, prior to October 15, 2030, at its option, irrevocably elect to satisfy its Exchange Obligation with respect to the Notes through any Settlement Method that the Company is then permitted to elect, including Combination Settlement with a Specified Dollar Amount per $1,000 principal amount of Notes of $1,000 or with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above a specific amount set forth in such election notice. If the Company changes the Default Settlement Method or the Company irrevocably elects to fix the Settlement Method, in either case, to Combination Settlement with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above a specific amount, the Company shall, promptly after the date of such change or election, as the case may be, inform Holders exchanging their Notes, the Trustee and the Exchange Agent (if other than the Trustee) in writing of such Specified Dollar Amount no later than the relevant deadline for election of a specified Settlement Method as set forth in the immediately preceding paragraph, or, if the Company does not timely notify Holders, such Specified Dollar Amount will be the specific amount set forth in the election notice or, if no specific amount was set forth in the election notice, such Specified Dollar Amount will be $1,000 per $1,000 principal amount of Notes. In no event may the Company elect Combination Settlement with a Specified Dollar Amount that is less than $1,000 per $1,000 principal amount of Notes. A change in the Default Settlement Method or an irrevocable election shall apply for all exchanges of Notes with Exchange

67 Dates occurring subsequent to delivery of such notice; provided that no such change or election will affect any Settlement Method theretofore elected (or deemed to be elected) with respect to any Note. For the avoidance of doubt, such an irrevocable election, if made by the Company, will be effective without the need to amend this Indenture or the Notes, including pursuant to Section 10.01(m). However, the Company may nonetheless choose to execute such an amendment at its option. If the Company changes the Default Settlement Method or if the Company irrevocably fixes the Settlement Method pursuant to this paragraph, then, concurrently with providing written notice to Holders of such change or election, the Guarantor shall either post the Default Settlement Method or fixed Settlement Method, as the case may be, on its website or disclose the same in a current report on Form 8-K (or any successor form) that is filed with the Commission. (iv) The cash or, if applicable, combination of cash and Common Shares in respect of any exchange of Notes (the “Settlement Amount”) shall be computed as follows: (A) if the Company elects to satisfy its Exchange Obligation in respect of such exchange by Cash Settlement, the Company shall pay to the exchanging Holder in respect of each $1,000 principal amount of Notes being exchanged cash in an amount equal to the sum of the Daily Exchange Values for each of the 40 consecutive Trading Days during the related Observation Period; and (B) if the Company elects (or is deemed to have elected) to satisfy its Exchange Obligation in respect of such exchange by Combination Settlement, the Company shall pay or deliver (or cause to be delivered), as the case may be, to the exchanging Holder in respect of each $1,000 principal amount of Notes being exchanged, a Settlement Amount equal to the sum of the Daily Settlement Amounts for each of the 40 consecutive Trading Days during the related Observation Period. (v) The Daily Settlement Amounts (if applicable) and the Daily Exchange Values (if applicable) shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts or the Daily Exchange Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional Common Share, the Company shall notify the Trustee and the Exchange Agent (if other than the Trustee) of the Daily Settlement Amounts or the Daily Exchange Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional Common Shares. The Trustee and the Exchange Agent (if other than the Trustee) shall have no responsibility for any such determination. (b) Subject to Section 14.02(e), before any Holder of a Note shall be entitled to exchange a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the applicable procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign

68 and deliver an irrevocable notice to the Exchange Agent as set forth in the Form of Notice of Exchange (or a facsimile, PDF or other electronic transmission thereof) (a notice pursuant to the applicable procedure of the Depositary or a notice as set forth in the Form of Notice of Exchange, a “Notice of Exchange”) at the office of the Exchange Agent and state in writing therein the principal amount of Notes to be exchange and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any Common Shares to be delivered upon settlement of the Exchange Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Exchange Agent, (3) if required, furnish appropriate endorsements and transfer documents and (4) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h). The Trustee (and if different, the Exchange Agent) shall notify the Company of any exchange pursuant to this Article 14 on the Exchange Date for such exchange. No Notes may be surrendered for exchange by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.03. If more than one Note shall be surrendered for exchange at one time by the same Holder, the Exchange Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered. (c) A Note shall be deemed to have been exchanged immediately prior to the close of business on the date (the “Exchange Date”) that the Holder has complied with the requirements set forth in subsection (b) above. Except as set forth in Section 14.03(b) and Section 14.07(a), the Company shall pay or deliver (or cause to be delivered), as the case may be, the consideration due upon exchange to exchanging Holders on the second Business Day immediately following the last Trading Day of the Observation Period. If any Common Shares are due to an exchanging Holder, the Company shall deliver (or cause to be delivered) to the exchanging Holder, or such Holder’s nominee or nominees, the full number of Common Shares to which such Holder shall be entitled, in book-entry format through the Depositary, in satisfaction of the Exchange Obligation. (d) In case any Note shall be surrendered for partial exchange, in an Authorized Denomination, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in Authorized Denominations in an aggregate principal amount equal to the unexchanged portion of the surrendered Note, without payment of any service charge by the exchanging Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange being different from the name of the Holder of the old Notes surrendered for such exchange. (e) If a Holder submits a Note for exchange, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issuance or delivery of any Common Shares upon exchange, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay that tax. The Exchange Agent

69 may refuse to deliver the certificates representing the Common Shares being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence. (f) Except as provided in Section 14.04, no adjustment shall be made for dividends on any Common Shares delivered upon the exchange of any Note as provided in this Article 14. (g) Upon the exchange of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any exchange of Notes effected through any Exchange Agent other than the Trustee. (h) Upon exchange, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Company’s settlement of the full Exchange Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but not including, the relevant Exchange Date. As a result, accrued and unpaid interest, if any, to, but not including, the relevant Exchange Date shall be deemed to be paid in full rather than canceled, extinguished or forfeited. Upon an exchange of Notes, accrued and unpaid interest will be deemed to be paid first out of the cash paid upon such exchange. Notwithstanding the foregoing, if Notes are exchanged after the close of business on a Regular Record Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of interest payable on such Notes on the corresponding Interest Payment Date notwithstanding the exchange. Notes surrendered for exchange during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so exchanged; provided that no such payment shall be required (1) for exchanges following the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; (3) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; or (4) to the extent of any Defaulted Amounts and Default Interest, if any Defaulted Amounts and Default Interest exist at the time of exchange with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record on the Regular Record Date immediately preceding the Maturity Date, and all Holders of record on the other Regular Record Dates as set forth in clauses (2) and (3) of this Section 14.02(h), shall receive the full interest payment due on the Maturity Date or applicable Interest Payment Date, as the case may be, in cash regardless of whether their Notes have been exchanged following such Regular Record Date. (i) If the Company elects (or is deemed to have elected) to satisfy the related Exchange Obligation by Combination Settlement, the Person in whose name the Common Shares shall be deliverable upon exchange shall be treated as a shareholder of record as of the last Trading Day of the relevant Observation Period. Upon an exchange of Notes, such Person shall no longer be a Holder of such Notes surrendered for exchange.

70 (j) The Company shall not deliver (or cause to be delivered) any fractional Common Share upon exchange of the Notes and shall instead pay cash in lieu of delivering (or causing to be delivered) any fractional Common Share deliverable upon exchange based on the Daily VWAP for the last Trading Day of the relevant Observation Period. For each Note surrendered for exchange, if the Company has elected (or is deemed to have elected) Combination Settlement, the full number of shares that shall be delivered upon exchange thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and any fractional shares remaining after such computation shall be paid in cash. Section 14.03. Increased Exchange Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or a Notice of Redemption. (a) If (i) the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to exchange its Notes in connection with such Make-Whole Fundamental Change or (ii) the Company delivers a Notice of Redemption as provided under Section 16.02 and a Holder elects to exchange its Called Notes in connection with such Notice of Redemption, as the case may be, the Company shall, under the circumstances described below, increase the Exchange Rate for the Notes so surrendered for exchange by a number of additional Common Shares (the “Additional Shares”), as described below. An exchange of Notes shall be deemed for these purposes to be “in connection with” a Make-Whole Fundamental Change if the relevant Exchange Date occurs during the period from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of an Exempted Fundamental Change or a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”). An exchange of Notes shall be deemed for these purposes to be “in connection with” a Notice of Redemption if such Notes are Called Notes with respect to such Notice of Redemption and the relevant Exchange Date occurs during the related Redemption Period. For the avoidance of doubt, if the Company calls fewer than all of the outstanding Notes for redemption pursuant to Article 16, Holders of the Notes that are not Called Notes will not be entitled to exchange such Notes pursuant to Section 14.01(b)(v) and will not be entitled to an increase in the Exchange Rate for exchanges of such Notes (on account of the Notice of Redemption) during the applicable Redemption Period if such Notes are otherwise exchangeable pursuant to Section 14.01. (b) Upon surrender of Notes for exchange in connection with a Make-Whole Fundamental Change or a Notice of Redemption, the Company shall, at its option, satisfy the related Exchange Obligation by Cash Settlement or Combination Settlement in accordance with Section 14.02; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, for any exchange of Notes following the Effective Date of such Make-Whole Fundamental Change, the Exchange Obligation shall be calculated based solely on the Share Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of exchanged Notes equal to the Exchange Rate (including any increase to reflect the Additional Shares), multiplied by such Share Price. In such event, the Exchange Obligation shall be determined and paid to Holders in cash on

71 the second Business Day following the Exchange Date. The Company shall notify the Holders, the Trustee and the Exchange Agent (if other than the Trustee) in writing of the Effective Date of any Make-Whole Fundamental Change as promptly as practicable following the Effective Date of such Make-Whole Fundamental Change, but in no event later than five Business Days after such Effective Date. (c) The number of Additional Shares, if any, by which the Exchange Rate shall be increased for exchanges in connection with a Make-Whole Fundamental Change or a Notice of Redemption shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective or the date the Company delivers the Notice of Redemption, as the case may be (in each case, the “Effective Date”), and the price (the “Share Price”) paid (or deemed to be paid) per Common Share in the Make-Whole Fundamental Change or determined with respect to the Notice of Redemption, as the case may be. If the holders of the Common Shares receive in exchange for their Common Shares only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Share Price shall be the cash amount paid per share. Otherwise, the Share Price shall be the average of the Last Reported Sale Prices of the Common Shares over the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the applicable Effective Date. If an exchange of Called Notes during a Redemption Period would also be deemed to be in connection with a Make-Whole Fundamental Change, a Holder of any such Notes to be exchanged will be entitled to a single increase to the Exchange Rate with respect to the first to occur of the Effective Date of the Notice of Redemption or the Make-Whole Fundamental Change, as applicable, and the later event shall be deemed not to have occurred for purposes of such exchange for purposes of this Section 14.03. The Company shall make appropriate adjustments to the Share Price, in its good faith determination, to account for any adjustment to the Exchange Rate that becomes effective, or any event requiring an adjustment to the Exchange Rate where the Ex-Dividend Date, Effective Date (as such term is used in Section 14.04) or expiration date of the event occurs during such five consecutive Trading Day period. (d) The Share Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Exchange Rate of the Notes is otherwise adjusted pursuant to Section 14.04. The adjusted Share Prices shall equal the Share Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Exchange Rate immediately prior to such adjustment giving rise to the Share Price adjustment and the denominator of which is the Exchange Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Exchange Rate as set forth in Section 14.04. (e) The following table sets forth the number of Additional Shares by which the Exchange Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 14.03 for each Share Price and Effective Date set forth below:

Effective Date	Share Price										
	$33.92	$36.00	$39.00	$41.55	$45.00	$50.00	$54.02	$60.00	$65.00	$70.00	$75.00
January 12, 2026	5.4149	4.3925	3.2297	2.4693	1.6936	0.9404	0.5544	0.2120	0.0635	0.0050	0.0000
January 15, 2027	5.4149	4.3925	3.1905	2.4065	1.6160	0.8650	0.4920	0.1765	0.0515	0.0046	0.0000
January 15, 2028	5.4149	4.3108	3.0541	2.2501	1.4551	0.7264	0.3826	0.1128	0.0215	0.0000	0.0000
January 15, 2029	5.4149	4.1681	2.8382	2.0067	1.2127	0.5310	0.2399	0.0445	0.0017	0.0000	0.0000
January 15, 2030	5.4149	3.9250	2.4518	1.5733	0.8040	0.2490	0.0698	0.0008	0.0000	0.0000	0.0000
January 15, 2031	5.4149	3.7117	1.5749	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Share Price and Effective Date may not be set forth in the table above, in which case:

(i) if the Share Price is between two Share Prices in the table above or the Effective Date is between two Effective Dates in the table, the number of Additional Shares by which the Exchange Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Share Prices and the earlier and later Effective Dates, as applicable, based on a 365-day year or 366-day year, as applicable;

(ii) if the Share Price is greater than $75.00 per share (subject to adjustment in the same manner as the Share Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Exchange Rate; and

(iii) if the Share Price is less than $33.92 per share (subject to adjustment in the same manner as the Share Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Exchange Rate.

Notwithstanding the foregoing, in no event shall the Exchange Rate per $1,000 principal amount of Notes exceed 29.4811 Common Shares, subject to adjustment in the same manner as the Exchange Rate pursuant to Section 14.04.

(f) Nothing in this Section 14.03 shall prevent an adjustment to the Exchange Rate that would otherwise be required pursuant to Section 14.04 in respect of a Make-Whole Fundamental Change.

Section 14.04. *Adjustment of Exchange Rate.* The Exchange Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Exchange Rate if Holders of the Notes participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Shares and solely as a result of holding the Notes, in any of the transactions described in this Section 14.04, without having to exchange their Notes, as if they held a number of Common Shares equal to the Exchange Rate, *multiplied by* the principal amount (expressed in thousands) of Notes held by such Holder.

72

73 (a) If the Guarantor exclusively issues Common Shares as a dividend or distribution on Common Shares, or if the Guarantor effects a share split or share combination, the Exchange Rate shall be adjusted based on the following formula: ER1 = ER0 x OS1 OS0 where, ER0 = the Exchange Rate in effect immediately prior to the open of business on the Ex- Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable; ER1 = the Exchange Rate in effect immediately after the open of business on such Ex- Dividend Date or Effective Date; OS0 = the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and OS1 = the number of Common Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination. Any adjustment made under this Section 14.04(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.04(a) is declared but not so paid or made, the Exchange Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. (b) If the Guarantor distributes to all or substantially all holders of the Common Shares any rights, options or warrants (other than pursuant to a shareholder rights plan) entitling them, for a period of not more than 60 calendar days after the announcement date of such distribution, to subscribe for or purchase Common Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Common Shares for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such distribution, the Exchange Rate shall be increased based on the following formula: ER1 = ER0 x OS0 + X OS0 + Y where,

74 ER0 = the Exchange Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such distribution; ER1 = the Exchange Rate in effect immediately after the open of business on such Ex- Dividend Date; OS0 = the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date; X = the total number of Common Shares distributable pursuant to such rights, options or warrants; and Y = the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the distribution of such rights, options or warrants. Any increase made under this Section 14.04(b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that Common Shares are not delivered after the expiration of such rights, options or warrants, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights, options or warrants are not so distributed, the Exchange Rate shall be decreased, effective as of the date the Board of Directors determines not to make such distribution, to the Exchange Rate that would then be in effect if such Ex-Dividend Date for such distribution had not occurred. For purposes of this Section 14.04(b) and for the purpose of Section 14.01(b)(ii)(A), in determining whether any rights, options or warrants entitle the holders of Common Shares to subscribe for or purchase Common Shares at less than such average of the Last Reported Sale Prices of the Common Shares for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such distribution, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Guarantor for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Guarantor in good faith. (c) If the Guarantor distributes shares of its Share Capital, evidences of its indebtedness, other assets or property of the Guarantor or rights, options or warrants to acquire its Share Capital or other securities, to all or substantially all holders of the Common Shares, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected pursuant to Section 14.04(a) or Section 14.04(b) (or would be effected, but for Section 14.04(k)), (ii) except as otherwise provided in Section 14.11, rights issued pursuant to any shareholder rights plan of the Guarantor then in effect, (iii) distributions of Reference Property in exchange for, or upon conversion of, Common Shares in a Share Exchange

75 Event, including, for the avoidance of doubt, any ability of holders of the Common Shares to make an election with respect to the consideration they will receive in any such Share Exchange Event, (iv) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 14.04(d) shall apply, and (v) Spin-Offs as to which the provisions set forth below in this Section 14.04(c) shall apply (any of such shares of Share Capital, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Share Capital or other securities, the “Distributed Property”), then the Exchange Rate shall be increased based on the following formula: ER1 = ER0 x SP0 SP0 – FMV where, ER0 = the Exchange Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such distribution; ER1 = the Exchange Rate in effect immediately after the open of business on such Ex- Dividend Date; SP0 = the average of the Last Reported Sale Prices of the Common Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and FMV = the fair market value (as determined by the Guarantor in good faith) of the Distributed Property with respect to each outstanding Common Share on the Ex- Dividend Date for such distribution. Any increase made under the portion of this Section 14.04(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Exchange Rate shall be decreased, effective as of the date the Board of Directors determines not to pay or make such distribution, to the Exchange Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Shares receive the Distributed Property, and without having to exchange its Notes, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of Common Shares equal to the Exchange Rate in effect on the Ex-Dividend Date for the distribution. With respect to an adjustment pursuant to this Section 14.04(c) where there has been a payment of a dividend or other distribution on the Common Shares of shares of Share Capital of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Guarantor, that are, or, when issued, will be, listed or admitted for trading on a U.S.

76 national securities exchange (a “Spin-Off”), the Exchange Rate shall be increased based on the following formula: ER1 = ER0 x FMV0 + MP0 MP0 where, ER0 = the Exchange Rate in effect immediately prior to the end of the Valuation Period; ER1 = the Exchange Rate in effect immediately after the end of the Valuation Period; FMV0 = the average of the Last Reported Sale Prices of the Share Capital or similar equity interest distributed to holders of the Common Shares applicable to one Common Share (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to the Common Shares were to such Share Capital or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and MP0 = the average of the Last Reported Sale Prices of the Common Shares over the Valuation Period. The increase to the Exchange Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that, in respect of any exchange of Notes, for any Trading Day that falls within the relevant Observation Period for such exchange and within the Valuation Period, the reference to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, such Trading Day in determining the Exchange Rate as of such Trading Day. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Exchange Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared or announced. For purposes of this Section 14.04(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Guarantor to all holders of the Common Shares entitling them to subscribe for or purchase shares of the Guarantor’s Share Capital, including Common Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such Common Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Shares, shall be deemed not to have been distributed for purposes of this Section 14.04(c) (and no adjustment to the Exchange Rate under this Section 14.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exchange Rate shall be made under this Section 14.04(c). If any such right,

77 option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exchange Rate under this Section 14.04(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Exchange Rate shall be readjusted as if such rights, options or warrants had not been distributed and (y) the Exchange Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Shares as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Exchange Rate shall be readjusted as if such rights, options and warrants had not been issued. For purposes of Section 14.04(a), Section 14.04(b) and this Section 14.04(c), if any dividend or distribution to which this Section 14.04(c) is applicable also includes one or both of: (A) a dividend or distribution of Common Shares to which Section 14.04(a) is applicable (the “Clause A Distribution”); or (B) a dividend or distribution of rights, options or warrants to which Section 14.04(b) is applicable (the “Clause B Distribution”), then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.04(c) is applicable (the “Clause C Distribution”) and any Exchange Rate adjustment required by this Section 14.04(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Exchange Rate adjustment required by Section 14.04(a) and Section 14.04(b) with respect thereto shall then be made, except that, if determined by the Guarantor (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Common Shares included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 14.04(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 14.04(b).

78 (d) If the Guarantor makes any cash dividend or distribution to all or substantially all holders of the Common Shares, other than a regular, quarterly cash dividend that does not exceed $0.2925 per share (the “Initial Dividend Threshold”), the Exchange Rate shall be adjusted based on the following formula: ER1 = ER0 x SP0 – T SP0 – C where, ER0 = the Exchange Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such dividend or distribution; ER1 = the Exchange Rate in effect immediately after the open of business on the Ex- Dividend Date for such dividend or distribution; SP0 = the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; T = the Initial Dividend Threshold; provided that if the dividend or distribution is not a regular quarterly cash dividend, the Initial Dividend Threshold shall be deemed to be zero; and C = the amount in cash per share distributed to all or substantially all holders of the Common Shares. The Initial Dividend Threshold shall be subject to adjustment in a manner inversely proportional to adjustments to the Exchange Rate; provided that no adjustment shall be made to the Initial Dividend Threshold for any adjustment to the Exchange Rate pursuant to this Section 14.04(d). Any increase pursuant to this Section 14.04(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Exchange Rate shall be decreased, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes it holds, at the same time and upon the same terms as holders of Common Shares, and without having to exchange its Notes, the amount of cash that such Holder would have received if such Holder owned a number of Common Shares equal to the Exchange Rate on the Ex-Dividend Date for such cash dividend or distribution. (e) If the Guarantor or any of its Subsidiaries makes a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then-applicable tender offer rules under the Exchange Act (other than any odd-lot tender offer), to the extent that the cash and value of any other consideration included in the payment per Common Share exceeds the average of the Last Reported Sale Prices of the Common Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or

79 exchanges may be made pursuant to such tender or exchange offer, the Exchange Rate shall be increased based on the following formula: ER1 = ER0 x AC + (SP1 x OS1) OS0 x SP1 where, ER0 = the Exchange Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; ER1 = the Exchange Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; AC = the aggregate value of all cash and any other consideration (as determined by the Guarantor in good faith) paid or payable for Common Shares purchased in such tender or exchange offer; OS0 = the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer); OS1 = the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer); and SP1 = the average of the Last Reported Sale Prices of the Common Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires. The increase to the Exchange Rate under this Section 14.04(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that, in respect of any exchange of Notes, for any Trading Day that falls within the relevant Observation Period for such exchange and within the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the expiration date of such tender or exchange offer to, and including, such Trading Day in determining the Exchange Rate as of such Trading Day. If the Guarantor or any of its Subsidiaries is obligated to purchase Common Shares pursuant to any such tender or exchange offer described in this Section 14.04(e) but the Guarantor or such Subsidiary is permanently prevented by applicable law from effecting any

80 such purchase or all such purchases are rescinded, the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been made. (f) [Reserved.] (g) Except as stated herein, the Company shall not adjust the Exchange Rate for the issuance of Common Shares or any securities convertible into or exchangeable for Common Shares or the right to purchase Common Shares or such convertible or exchangeable securities. (h) In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.04, and subject to applicable exchange listing rules, the Company from time to time may increase the Exchange Rate by any amount for a period of at least 20 Business Days if the Company determines that such increase would be in the Company’s best interest. In addition, subject to applicable exchange listing rules, the Company may (but is not required to) increase the Exchange Rate to avoid or diminish any income tax to holders of Common Shares or rights to purchase Common Shares in connection with a dividend or distribution of Common Shares (or rights to acquire Common Shares) or similar event. (i) Notwithstanding anything to the contrary in this Article 14, the Exchange Rate shall not be adjusted pursuant to this Article 14: (i) upon the issuance of any Common Shares at a price below the Exchange Price or otherwise, other than any such issuance described in clause (a), (b) or (c) of this Section 14.04; (ii) upon the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Guarantor’s securities and the investment of additional optional amounts in Common Shares under any plan; (iii) upon the issuance of any Common Shares or options or rights to purchase those shares pursuant to any present or future employee, trustee or consultant benefit or incentive plan or program (including pursuant to any evergreen plan) of or assumed by the Guarantor or any of the Guarantor’s Subsidiaries; (iv) upon the issuance of any Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (iii) of this subsection and outstanding as of the date the Notes were first issued; (v) for a third-party tender offer by any party other than a tender offer by the Guarantor or one or more of the Guarantor’s Subsidiaries as described in clause (e) of this Section 14.04; (vi) upon the repurchase of any Common Shares pursuant to an open market share purchase program or other buy-back transaction, including structured or derivative transactions such as accelerated share repurchase transactions or similar forward

81 derivatives, or other buy-back transaction, that is not a tender offer or exchange offer of the kind described under clause (e) of this Section 14.04; (vii) solely for a change in the par value (or lack of par value) of the Common Shares; or (viii) for accrued and unpaid interest, if any. (j) All calculations and other determinations under this Article 14 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share. (k) If an adjustment to the Exchange Rate otherwise required by this Section 14.04 would result in a change of less than 1% to the Exchange Rate, then, notwithstanding the foregoing, the Company may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest to occur of the following: (i) when all such deferred adjustments would result in an aggregate change of at least 1% to the Exchange Rate, (ii) on each Trading Day of any Observation Period related to any exchange of Notes, (iii) on October 15, 2030, (iv) on any date on which the Company delivers a Notice of Redemption and (v) on the effective date of any Fundamental Change and/or Make- Whole Fundamental Change, in each case, unless the adjustment has already been made. (l) The Trustee and the Exchange Agent will not at any time be under any duty or responsibility to any Holder to determine the Exchange Rate or whether any facts exist which may require any adjustment of the Exchange Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Trustee and the Exchange Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, which may at any time be issued or delivered upon the exchange of any Note; and the Trustee and the Exchange Agent make no representations with respect thereto. Neither the Trustee nor the Exchange Agent shall be responsible for any failure by the Guarantor to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of exchange or to comply with any of the Company’s duties, responsibilities or covenants contained in this Indenture. Whenever the Exchange Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Exchange Agent if not the Trustee) an Officer’s Certificate setting forth the Exchange Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Exchange Rate and may assume without inquiry that the last Exchange Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exchange Rate setting forth the adjusted Exchange Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Exchange Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment. (m) For purposes of this Section 14.04, the number of Common Shares at any time outstanding shall not include Common Shares held in the treasury of the Guarantor so long as the

82 Guarantor does not pay any dividend or make any distribution on Common Shares held in the treasury of the Guarantor, but shall include Common Shares deliverable in respect of scrip certificates issued in lieu of fractions of Common Shares. Section 14.05. Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices, the Daily VWAPs, the Daily Exchange Values or the Daily Settlement Amounts over a span of multiple days (including, without limitation, an Observation Period and the period, if any, for determining the Share Price for purposes of a Make-Whole Fundamental Change or a Notice of Redemption), the Company shall, in good faith, make appropriate adjustments (without duplication in respect of any adjustment made pursuant to Section 14.04) to each to account for any adjustment to the Exchange Rate that becomes effective, or any event requiring an adjustment to the Exchange Rate where the Ex-Dividend Date, Effective Date or expiration date, as the case may be, of the event occurs at any time during the period when the Last Reported Sale Prices, the Daily VWAPs, the Daily Exchange Values or the Daily Settlement Amounts are to be calculated. Section 14.06. Shares to Be Fully Paid. The Guarantor shall reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, a number of Common Shares equal to the product of (a) the number of outstanding Notes and (b) the Exchange Rate (assuming the Exchange Rate has been increased by the maximum number of Additional Shares pursuant to Section 14.03), to provide for exchange of the Notes from time to time as such Notes are presented for exchange. Section 14.07. Effect of Recapitalizations, Reclassifications and Changes of the Common Shares. (a) In the case of: (i) any recapitalization, reclassification or change of the Common Shares (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination), (ii) any consolidation, merger, combination or similar transaction involving the Guarantor, (iii) any sale, lease or other transfer to a third party of the consolidated assets of the Guarantor and the Guarantor’s Subsidiaries substantially as an entirety or (iv) any statutory share exchange, in each case, as a result of which the Common Shares would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Share Exchange Event”), then, at and after the effective time of such Share Exchange Event, the right to exchange each $1,000 principal amount of Notes shall be changed into a right to exchange such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of Common Shares equal to the Exchange Rate immediately prior to such

83 Share Exchange Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one Common Share is entitled to receive) upon such Share Exchange Event and, prior to or at the effective time of such Share Exchange Event, the Company, the Guarantor or the successor or acquiring Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(g) providing for such change in the right to exchange each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Share Exchange Event (A) the amount otherwise payable in cash upon exchange of the Notes in accordance with Section 14.02 shall continue to be payable in cash; (B) the Company will continue to have the right to elect the form of consideration to be paid or delivered, as the case may be, in respect of the portion, if any, of the Company’s Exchange Obligation in excess of the aggregate principal amount of the Notes being exchanged in accordance with Section 14.02; (C) the number of Common Shares, if any, otherwise deliverable upon exchange of the Notes in accordance with Section 14.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of Common Shares would have received in such Share Exchange Event; and (D) the Daily VWAP shall be calculated based on the value of a unit of Reference Property that a holder of one Common Share would have received in such Share Exchange Event. If the Share Exchange Event causes the Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then (i) the Reference Property for which the Notes will be exchangeable shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Shares, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one Common Share. The Company shall notify Holders, the Trustee and the Exchange Agent (if other than the Trustee) in writing of such weighted average as soon as practicable after such determination is made. If the holders of the Common Shares receive only cash in such Share Exchange Event, then for all exchanges for which the relevant Exchange Date occurs after the effective date of such Share Exchange Event (x) the consideration due upon exchange of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Exchange Rate in effect on the Exchange Date (as may be increased by any Additional Shares pursuant to Section 14.03), multiplied by the price paid per Common Share in such Share Exchange Event and (y) the Company shall satisfy the Exchange Obligation by paying cash to exchanging Holders on the second Business Day immediately following the relevant Exchange Date. If the Reference Property in respect of any such Share Exchange Event includes, in whole or in part, shares of Common Equity, American depositary receipts (or other interests) in respect thereof or securities convertible into or exchangeable for shares of Common Equity or American depositary receipts (or other interests) in respect thereof, such supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 14 with respect to the portion of the Reference Property consisting of such Common Equity, American depositary receipts (or other interests) in respect thereof or securities convertible into or exchangeable for shares of Common Equity or American depositary receipts

84 (or other interests) in respect thereof. If, in the case of any Share Exchange Event, the Reference Property includes shares of stock, securities or other property or assets (including any combination thereof), other than cash and/or cash equivalents, of a Person other than the Company, the Guarantor or the successor or acquiring Person, as the case may be, in such Share Exchange Event, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders as the Guarantor shall in good faith reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 15. (b) When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 14.07, the Company shall promptly file with the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Share Exchange Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver or cause to be delivered notice thereof to all Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture. (c) Neither the Company nor the Guarantor shall become a party to any Share Exchange Event unless its terms are consistent with this Section 14.07. None of the foregoing provisions shall affect the right of a Holder of Notes to exchange its Notes into cash or a combination of cash and Common Shares, as applicable, as set forth in Section 14.01 and Section 14.02 prior to the effective date of such Share Exchange Event. (d) In connection with any Share Exchange Event, the Initial Dividend Threshold shall be subject to adjustment as described in clause (i), clause (ii) or clause (iii) below, as the case may be. (i) In the case of a Share Exchange Event in which the Reference Property (determined, as appropriate, pursuant to subsection (a) above and excluding any dissenters’ appraisal rights and fractional shares) is composed entirely of shares of common stock (the “Merger Common Stock”), the Initial Dividend Threshold at and after the effective time of such Share Exchange Event will be equal to (x) the Initial Dividend Threshold immediately prior to the effective time of such Share Exchange Event, divided by (y) the number of shares of Merger Common Stock that a holder of one Common Share would receive in such Share Exchange Event (such quotient rounded down to the nearest cent). (ii) In the case of a Share Exchange Event in which the Reference Property (determined, as appropriate, pursuant to subsection (a) above and excluding any dissenters’ appraisal rights and fractional shares) is composed in part of shares of Merger Common Stock, the Initial Dividend Threshold at and after the effective time of such Share Exchange Event will be equal to (x) the Initial Dividend Threshold immediately prior to the effective time of such Share Exchange Event, multiplied by (y) the Merger Valuation Percentage for such Share Exchange Event (such product rounded down to the nearest cent).

85 (iii) For the avoidance of doubt, in the case of a Share Exchange Event in which the Reference Property (determined, as appropriate, pursuant to subsection (a) above and excluding any dissenters’ appraisal rights and fractional shares) is composed entirely of consideration other than shares of common stock, the Initial Dividend Threshold at and after the effective time of such Share Exchange Event will be equal to zero. (e) The above provisions of this Section 14.07 shall similarly apply to successive Share Exchange Events. Section 14.08. Certain Covenants. (a) Each of the Company and the Guarantor covenants that all Common Shares delivered upon exchange of Notes will be fully paid and non-assessable by the Guarantor and free from all taxes, liens and charges with respect to the issue thereof. (b) Each of the Company and the Guarantor covenants that, if any Common Shares to be provided for the purpose of exchange of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such Common Shares may be validly issued upon exchange, the Company and/or the Guarantor will, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be. (c) Each of the Company and the Guarantor further covenants that, if at any time the Common Shares shall be listed on any national securities exchange or automated quotation system, the Guarantor will list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, any Common Shares deliverable upon exchange of the Notes. Section 14.09. Responsibility of Trustee. The Trustee and any other Exchange Agent shall not at any time be under any duty or responsibility to any Holder to determine the Exchange Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Exchange Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Exchange Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities, property or cash that may at any time be issued or delivered upon the exchange of any Note; and the Trustee and any other Exchange Agent make no representations with respect thereto. Neither the Trustee nor any Exchange Agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of exchange or to comply with any of the duties, responsibilities or covenants of the Company or the Guarantor contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Exchange Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.07 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon

86 the exchange of their Notes after any event referred to in such Section 14.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer’s Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Section 14.10. [Intentionally Omitted]. Section 14.11. Shareholder Rights Plans. If the Guarantor has a shareholder rights plan in effect upon exchange of the Notes, each Common Share, if any, delivered upon such exchange shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares delivered upon such exchange shall bear such legends, if any, in each case as may be provided by the terms of any such shareholder rights plan, as the same may be amended from time to time. However, if, prior to any exchange of Notes, the rights have separated from the Common Shares in accordance with the provisions of the applicable shareholder rights plan, the Exchange Rate shall be adjusted at the time of separation as if the Guarantor distributed to all or substantially all holders of the Common Shares Distributed Property as provided in Section 14.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights. Section 14.12. Third-Party Exchange in Lieu of Issuer Exchange. (a) When a Holder surrenders its Notes for exchange, the Company may, at its election (an “Exchange Election”), direct the Exchange Agent in writing to deliver, on or prior to the Trading Day immediately following the Exchange Date, such Notes to one or more financial institutions designated by the Company (each, a “Designated Financial Institution”) for third- party exchange in lieu of issuer exchange. In order to accept any Notes surrendered for exchange, the Designated Financial Institution(s) must agree in writing with the Company (and the Exchange Agent and the Trustee shall have no obligation to determine whether any such Designated Financial Institution has so agreed or to monitor such Designated Financial Institution’s compliance with such agreement) to timely pay, in exchange for such Notes, cash up to the aggregate principal amount of the Notes to be exchanged and pay or deliver, as the case may be, cash, Common Shares or a combination of cash and Common Shares in respect of the remainder, if any, of the Exchange Obligation in excess of the aggregate principal amount of the Notes being exchanged that would otherwise be due upon exchange pursuant to Section 14.02, as elected (or deemed to have been elected) by the Company, or such other amount agreed to in writing by the Holder and the Designated Financial Institution(s) (the “Exchange Consideration”). If the Company makes an Exchange Election, the Company shall, by the close of business on the Trading Day following the relevant Exchange Date, notify in writing the Trustee, the Exchange Agent (if other than the Trustee) and the Holder surrendering Notes for exchange that the Company has made the Exchange Election, and the Company shall promptly notify the Designated Financial Institution(s) of the relevant deadline for delivery of the Exchange Consideration and the type of Exchange Consideration to be paid and/or delivered, as the case may be.

87 (b) Any Notes delivered to the Designated Financial Institution(s) shall remain outstanding. If the Designated Financial Institution(s) agree(s) to accept any Notes for exchange but does not timely pay and/or deliver, as the case may be, the related Exchange Consideration, or if such Designated Financial Institution(s) does not accept the Notes for exchange, the Company shall pay and/or deliver (or cause to be delivered), as the case may be, the relevant Exchange Consideration, as, and at the time, required pursuant to this Indenture as if the Company had not made the Exchange Election. (c) The Company’s designation of any Designated Financial Institution(s) to which the Notes may be submitted for exchange does not require such Designated Financial Institution(s) to accept any Notes. If any such Designated Financial Institution does not accept the Notes so submitted for exchange, such Notes shall be subject to exchange by the Company pursuant to the terms of this Indenture without regard to the provisions in this Section 14.12. (d) With respect to any Global Notes held by the Depositary, the provisions in this Section 14.12 shall, in all respects, be subject to the Depositary’s applicable procedures. ARTICLE 15 REPURCHASE OF NOTES AT OPTION OF HOLDERS Section 15.01. [Intentionally Omitted]. Section 15.02. Repurchase at Option of Holders Upon a Fundamental Change. (a) Subject to Section 15.02(f), if a Fundamental Change occurs at any time, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion of the principal amount thereof properly surrendered and not validly withdrawn pursuant to Section 15.03 that is equal to an Authorized Denomination, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 Business Days or more than 35 Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of accrued and unpaid interest to Holders of record as of the close of business on such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased pursuant to this Article 15. (b) Repurchases of Notes under this Section 15.02 shall be made, at the option of the Holder thereof, upon: (i) delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s applicable procedures for surrendering interests in

88 Global Notes, if the Notes are Global Notes, in each case, on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and (ii) delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the applicable procedures of the Depositary, in each case, such delivery or transfer being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor. The Fundamental Change Repurchase Notice in respect of any Physical Notes to be repurchased shall state: (i) the certificate numbers of the Notes to be delivered for repurchase; (ii) the portion of the principal amount of Notes to be repurchased, which must be an authorized denomination; and (iii) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture. If the Notes are Global Notes, to exercise the Fundamental Change repurchase right, Holders must surrender their Notes in accordance with applicable Depositary procedures. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 15.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03. The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof. (c) On or before the 20th Business Day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders and the Trustee and the Paying Agent (in the case of a Paying Agent other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the resulting repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Simultaneously with providing such notice, the Guarantor shall publish such information on the Guarantor’s website or through such other public medium as the Guarantor may use at that time. Each Fundamental Change Company Notice shall specify:

89 (i) the events causing the Fundamental Change; (ii) the effective date of the Fundamental Change; (iii) the last date on which a Holder may exercise the repurchase right pursuant to this Article 15; (iv) the Fundamental Change Repurchase Price; (v) the Fundamental Change Repurchase Date; (vi) the name and address of the Paying Agent and the Exchange Agent, if applicable; (vii) if applicable, the Exchange Rate and any adjustments to the Exchange Rate as a result of the Fundamental Change (or related Make-Whole Fundamental Change); (viii) that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be exchanged only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and (ix) the procedures that Holders must follow to require the Company to repurchase their Notes. No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.02. At the Company’s written request, the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company. (d) Notwithstanding anything to the contrary in this Article 15, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article 15 and such third party purchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth above. (e) Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the

90 acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the applicable procedures of the Depositary shall be deemed to have been canceled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn. (f) Notwithstanding anything to the contrary in this Section 15.02, the Company shall not be required to send a Fundamental Change Company Notice, or offer to repurchase or repurchase any Notes, as set forth in this Article 15, in connection with a Fundamental Change occurring pursuant to clause (b)(A) or (B) of the definition thereof, if: (i) such Fundamental Change constitutes a Share Exchange Event whose Reference Property consists entirely of cash in U.S. dollars; (ii) immediately after such Fundamental Change, the Notes become exchangeable (pursuant to Section 14.07 and, if applicable, Section 14.03) for consideration that consists solely of U.S. dollars in an amount per $1,000 principal amount of Notes that equals or exceeds the Fundamental Change Repurchase Price per $1,000 principal amount of Notes (calculated assuming that the same includes the maximum amount of accrued but unpaid interest payable as part of the Fundamental Change Repurchase Price for such Fundamental Change); and (iii) the Company timely sends the notice relating to such Fundamental Change required pursuant to Section 14.01(b)(iii), and includes, in such notice, a statement that the Company is relying on the provisions described in this Section 15.02(f). Any Fundamental Change with respect to which, in accordance with the provisions described in this Section 15.02(f), the Company does not offer to repurchase any Notes is referred to herein as an “Exempted Fundamental Change.” Section 15.03. Withdrawal of Fundamental Change Repurchase Notice. A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) in respect of Physical Notes by means of a written notice of withdrawal delivered to the Corporate Trust Office of the Paying Agent in accordance with this Section 15.03 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying: (i) the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be in an Authorized Denomination, (ii) the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and (iii) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in an Authorized Denomination; If the Notes are Global Notes, Holders must withdraw their Notes subject to repurchase at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date in accordance with applicable procedures of the Depositary. Section 15.04. Deposit of Fundamental Change Repurchase Price.

91 (a) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not validly withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 15.02, by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price. (b) If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to pay the Fundamental Change Repurchase Price (and, to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable) of the Notes to be repurchased on such Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or whether or not the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price and, to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable). (c) Upon surrender of a Note that is to be repurchased in part pursuant to Section 15.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an Authorized Denomination equal in principal amount to the unrepurchased portion of the Note surrendered. Section 15.05. Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer upon a Fundamental Change pursuant to this Article 15, the Company will, if required: (a) comply with the tender offer rules under the Exchange Act that may then be applicable; (b) file a Schedule TO or any other required schedule under the Exchange Act; and (c) otherwise comply in all material respects with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes;

92 in each case, so as to permit the rights and obligations under this Article 15 to be exercised in the time and in the manner specified in this Article 15. To the extent that the provisions of any securities laws or regulations enacted or adopted after the date of this Indenture conflict with the provisions of this Indenture relating to the Company’s obligations to repurchase the Notes upon a Fundamental Change, the Company shall comply with such securities laws and regulations and shall not be deemed to have breached its obligations under such provisions of this Indenture by virtue of such conflict. ARTICLE 16 OPTIONAL REDEMPTION Section 16.01. Right of the Company to Redeem the Notes. The Notes shall not be redeemable by the Company prior to the Maturity Date, except as described in this Article 16, and no sinking fund is provided for the Notes. (a) Subject to the terms of this Article 16, the Company may redeem at any time and from time to time, all or any portion in an Authorized Denomination (subject to the Partial Redemption Limitation) of the Notes, for cash equal to the Redemption Price, if the Board of Directors determines that such Redemption is necessary to preserve the Guarantor’s status as a REIT for U.S. federal income tax purposes. (b) Subject to the terms of this Article 16, the Company has the right, at its election, to redeem all, or any portion in an Authorized Denomination (subject to the Partial Redemption Limitation), of the Notes, for cash equal to the Redemption Price, at any time and from time to time, on a Redemption Date on or after January 22, 2029 and prior to the 41st Scheduled Trading Day immediately preceding the Maturity Date, if the Last Reported Sale Price per Common Share has been at least 130% of the Exchange Price then in effect for at least 20 Trading Days (whether or not consecutive), including the Trading Day immediately preceding the date on which the Company delivers a Notice of Redemption for such Redemption, during any 30 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date on which the Company delivers a Notice of Redemption for such Redemption. Section 16.02. Notice of Redemption; Selection of Notes. (a) In case the Company exercises its Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to Section 16.01, it shall fix a date for redemption (each, a “Redemption Date”) and it or, at its written request received by the Trustee not less than five Business Days prior to the date such Notice of Redemption is to be sent (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a written notice of such Redemption (a “Notice of Redemption”) not less than 45 nor more than 70 Scheduled Trading Days prior to the Redemption Date to each Holder so to be redeemed as a whole or in part; provided, however, that, if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee and the Paying Agent (if other than the Trustee). The Redemption Date must be a Business Day, and the Company shall not specify a Redemption Date that falls on or after the 41st Scheduled Trading Day immediately preceding the Maturity Date.

93 (b) The Notice of Redemption, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Notice of Redemption or any defect in the Notice of Redemption to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. (c) Each Notice of Redemption shall specify: (i) the Redemption Date; (ii) the Redemption Price; (iii) that on the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Redemption Date; (iv) the place or places where such Notes are to be surrendered for payment of the Redemption Price; (v) that Holders of Called Notes may surrender their Notes for exchange at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date; (vi) the procedures an exchanging Holder must follow to exchange its Called Notes and the Settlement Method and Specified Dollar Amount, if applicable; (vii) the Exchange Rate and, if applicable, the number of Additional Shares added to the Exchange Rate in accordance with Section 14.03; (viii) the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and (ix) in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued. A Notice of Redemption shall be irrevocable. (d) If the Company calls fewer than all of the outstanding Notes for Redemption, at least $100,000,000 aggregate principal amount of Notes must be outstanding and not subject to redemption after giving effect to the Notice of Redemption on the relevant date of a Notice of Redemption (such requirement, the “Partial Redemption Limitation”). If fewer than all of the outstanding Notes are to be redeemed and the Notes to be redeemed are Global Notes, the Notes to be redeemed shall be selected by the Depositary in accordance with the applicable procedures of the Depositary. If fewer than all of the outstanding Notes are to be redeemed and the Notes to be redeemed are not Global Notes, the Trustee shall select the Notes or portions thereof to be

94 redeemed (in Authorized Denominations) by lot or by another method the Trustee deems to be appropriate and fair. (e) If a portion of any Note is subject to Redemption and the Holder of such Note exchanges a portion of the same Note, the exchanged portion of such Note shall be deemed to be from the portion of such Note that is subject to the Redemption. Section 16.03. Payment of Notes Called for Redemption. (a) If any Notice of Redemption has been given in respect of the Notes in accordance with Section 16.02, the Notes subject to the Notice of Redemption shall become due and payable on the Redemption Date at the place or places stated in the Notice of Redemption and at the applicable Redemption Price. On presentation and surrender of the Notes subject to the Notice of Redemption at the place or places stated in the Notice of Redemption, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. (b) Prior to 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash (in immediately available funds if deposited on the Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price. (c) Upon surrender of a Note that is to be redeemed in part pursuant to Section 16.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an Authorized Denomination equal in principal amount to the unredeemed portion of the Note surrendered. Section 16.04. Restrictions on Redemption. Notwithstanding anything to the contrary in this Article 16, (i) the Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes), and (ii) the Company may not, and shall not, send a Notice of Redemption so long as a Registration Default exists and is continuing. ARTICLE 17 MISCELLANEOUS PROVISIONS Section 17.01. Provisions Binding on Company’s and the Guarantor’s Successors. All the covenants, stipulations, promises and agreements of each of the Company and the Guarantor contained in this Indenture shall bind its successors and assigns whether so expressed or not.

95 Section 17.02. Official Acts by Successor Company. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any company or other entity that shall at the time be the lawful sole successor of the Company or the Guarantor, as the case may be. Section 17.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company or the Guarantor shall be deemed to have been sufficiently given or made, for all purposes if given or served by overnight courier or by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company or the Guarantor, as the case may be, with the Trustee) or by email to Tanger Properties Limited Partnership, Tanger Inc., 3200 Northline Avenue, Suite 360, Greensboro, NC 27408 Attention: Corporate Secretary Email: Jessica.Norman@tanger.com. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, Attention: James H. Byrnes, or sent electronically in PDF format to an email address specified by the Trustee. The Trustee, by notice to the Company and the Guarantor, may designate additional or different addresses for subsequent notices or communications. Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the applicable procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed. Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any Note provides for notice of any event (including any Fundamental Change Company Notice) to a Holder of a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with the Depositary’s applicable procedures. Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

96 Section 17.04. Governing Law; Jurisdiction. THIS INDENTURE, EACH NOTE AND THE GUARANTEE AND THE REGISTRATION RIGHTS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE, EACH NOTE AND THE GUARANTEE AND THE REGISTRATION RIGHTS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each of the Company and the Guarantor irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture, the Notes or the Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues. Each of the Company and the Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States of America located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Section 17.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer’s Certificate stating that such action is permitted by the terms of this Indenture. Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company or the Guarantor in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent to such action have been complied with; provided that no Opinion of Counsel shall be required to be delivered in connection with (1) the original issuance of Notes on the date hereof under this Indenture, or (2) a request by the Company that the Trustee deliver a notice to Holders under this Indenture where the Trustee receives an Officer’s Certificate with respect to such

97 notice. With respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials. Notwithstanding anything to the contrary in this Section 17.05, if any provision in this Indenture specifically provides that the Trustee shall or may receive an Opinion of Counsel in connection with any action to be taken by the Trustee from the Company or the Guarantor hereunder, the Trustee shall be entitled to, or entitled to request, such Opinion of Counsel. Section 17.06. Legal Holidays. In any case where any Interest Payment Date, any Fundamental Change Repurchase Date, any Redemption Date or the Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay. Section 17.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction. Section 17.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Exchange Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture. Section 17.09. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof. Section 17.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 15.04, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08. Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent

98 hereunder, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity. Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section 17.10, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders. The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable. The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent. If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form: __________________________, as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture. By: ____________________ Authorized Officer Section 17.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the other parties hereto shall be deemed to be their original signatures for all purposes. Section 17.12. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

99 Section 17.13. Waiver of Jury Trial. EACH OF THE COMPANY, THE GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES. THE GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 17.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, pandemics, epidemics, quarantine restrictions, recognized public emergencies, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 17.15. Calculations. Except as otherwise provided herein, the Company shall be responsible for making all calculations called for under the Notes or this Indenture. These calculations include, but are not limited to, determinations of the Last Reported Sale Prices of the Common Shares, the Trading Price of the Notes (for purposes of determining whether the Notes are exchangeable as described herein), the Daily VWAPs, the Daily Exchange Values, the Daily Settlement Amounts, accrued interest payable on the Notes and the Exchange Rate of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. The Company shall provide a schedule of the Guarantor’s calculations to each of the Trustee and the Exchange Agent, and each of the Trustee and Exchange Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any Holder of Notes upon the written request of that Holder at the sole cost and expense of the Company. Section 17.16. USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act. Section 17.17. Electronic Signatures. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English). The Company agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

100 The Trustee shall have the right to accept and act upon any notice, instruction, or other communication, including any funds transfer instruction (each, a “Notice”), received pursuant to this Indenture by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) and shall not have any duty to confirm that the person sending such Notice is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to the Trustee) shall be deemed original signatures for all purposes. Each other party to this Indenture assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized Notice and the risk of interception or misuse by third parties. Notwithstanding the foregoing, the Trustee may in any instance and in its sole discretion require that a Notice in the form of an original document bearing a manual signature be delivered to the Trustee in lieu of, or in addition to, any such electronic Notice. [Remainder of page intentionally left blank]

[Signature Page to Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above. COMPANY: TANGER PROPERTIES LIMITED PARTNERSHIP By: TANGER INC., its sole general partner By: /s/ Michael J. Bilerman Name: Michael J. Bilerman Title: Executive Vice President, Chief Financial Officer and Chief Investment Officer GUARANTOR: TANGER INC. By: /s/ Michael J. Bilerman Name: Michael J. Bilerman Title: Executive Vice President, Chief Financial Officer and Chief Investment Officer

[Signature Page to Indenture] U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: /s/ James H. Byrnes Name: James H. Byrnes Title: Vice President

A-1 EXHIBIT A [FORM OF FACE OF NOTE] [INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY] [THE OFFER AND SALE OF THIS SECURITY AND THE COMMON SHARES, IF ANY, DELIVERABLE UPON EXCHANGE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT AN AFFILIATE OF TANGER INC., AND (2) AGREES FOR THE BENEFIT OF TANGER PROPERTIES LIMITED PARTNERSHIP (THE “ISSUER”) AND TANGER INC. THAT IT WILL NOT (X) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN OR (Y) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER ANY COMMON SHARES DELIVERABLE UPON ANY EXCHANGE OF THIS SECURITY OR ANY BENEFICIAL INTEREST THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (I) ONE YEAR AFTER THE DATE ON WHICH SUCH EXCHANGE OCCURS OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR

A-2 PROVISION THERETO AND (II) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, IN EACH CASE, EXCEPT: (A) TO TANGER INC. OR ANY SUBSIDIARY THEREOF (INCLUDING THE ISSUER), OR (B) IN THE CASE OF COMMON SHARES, IF ANY, DELIVERABLE UPON EXCHANGE OF THIS SECURITY, PURSUANT TO, AND IN ACCORDANCE WITH, AN EFFECTIVE REGISTRATION STATEMENT OF TANGER INC. THAT COVERS THE RESALE OF THE COMMON SHARES DELIVERABLE UPON EXCHANGE OF THIS SECURITY, OR (C) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT THAT IS NOT AN AFFILIATE OF TANGER INC., OR (D) IN THE CASE OF COMMON SHARES, IF ANY, DELIVERABLE UPON EXCHANGE OF THIS SECURITY, PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE ISSUER, TANGER INC. AND THE TRANSFER AGENT FOR THE COMMON SHARES RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF, TANGER INC. OR THE ISSUER AND NO PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF TANGER INC. OR THE ISSUER DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.]

A-3 TANGER PROPERTIES LIMITED PARTNERSHIP 2.375% Exchangeable Senior Note due 2031 No. [_____] [Initially]1 $[_____________] CUSIP No. [_____] TANGER PROPERTIES LIMITED PARTNERSHIP, a limited partnership duly organized and validly existing under the laws of the State of North Carolina (the “Company,” which term includes any successor company or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]2 [_______]3, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto, in accordance with the rules and procedures of the Depositary,]4 [of $[_______]]5, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $250,000,000 in aggregate at any time on January 15, 2031, and interest thereon as set forth below. This Note is fully and unconditionally guaranteed by Tanger Inc., a North Carolina corporation (the “Guarantor”), on an unsecured and unsubordinated basis as set forth in Article 13 of the Indenture. This Note shall bear interest at the rate of 2.375% per year from January 12, 2026, or from the most recent date to which interest had been paid or provided for, to, but excluding, the next scheduled Interest Payment Date until January 15, 2031. Interest is payable semi-annually in arrears on each January 15 and July 15, commencing on July 15, 2026, to Holders of record at the close of business on the preceding January 1 and July 1 (whether or not such day is a Business Day), respectively. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. Additional Interest will be payable as set forth in Section 4.06(d) and Section 6.03(a) of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of such Section 4.06(d) or Section 6.03(a), and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made. Any Defaulted Amounts shall accrue Default Interest, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts and Default Interest shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture. The Company shall pay or cause to be paid the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds to the Depositary or 1 Include if a global note. 2 Include if a global note. 3 Include if a physical note. 4 Include if a global note. 5 Include if a physical note.

A-4 its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay or cause to be paid the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and its Corporate Trust Office as specified in the Indenture as a place where Notes may be presented for payment or for registration of transfer and exchange. Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to exchange this Note into cash or a combination of cash and Common Shares, as applicable, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York. In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern. This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually or electronically by the Trustee or a duly authorized authenticating agent under the Indenture. [Remainder of page intentionally left blank]

A-5 IN WITNESS WHEREOF, the Company has caused this Note to be duly executed. TANGER PROPERTIES LIMITED PARTNERSHIP By: TANGER INC., its sole general partner By: Name: Title:

A-6 Dated: January 12, 2026 TRUSTEE’S CERTIFICATE OF AUTHENTICATION U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee, certifies that this is one of the Notes described in the within-named Indenture. By: Authorized Signatory

A-7 [FORM OF REVERSE OF NOTE] TANGER PROPERTIES LIMITED PARTNERSHIP 2.375% Exchangeable Senior Note due 2031 This Note is one of a duly authorized issue of Notes of the Company, designated as its 2.375% Exchangeable Senior Notes due 2031 (the “Notes”), limited to the aggregate principal amount of $250,000,000, all issued or to be issued under and pursuant to an Indenture dated as of January 12, 2026 (the “Indenture”), among the Company, Tanger Inc. (the “Guarantor”) and U.S. Bank Trust Company, National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture. In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture. Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, the Redemption Price on any Redemption Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences. Each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon exchange of, this Note at the place, at the respective times, at the rate and in the lawful money or Common Shares, as the case may be, herein prescribed.

A-8 The Notes are issuable in registered form without coupons in Authorized Denominations. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other Authorized Denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange. The Notes shall be redeemable at the Company’s option under the circumstances, and in accordance with the terms and subject to the conditions, specified in the Indenture. No sinking fund is provided for the Notes. Upon the occurrence of a Fundamental Change other than an Exempted Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture, prior to the close of business on the Business Day immediately preceding the Maturity Date, to exchange any Notes or portion thereof that is an Authorized Denomination, into cash or a combination of cash and Common Shares, as applicable, at the Exchange Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture. In addition to the rights provided to Holders of Notes under the Indenture, Holders shall have all the rights set forth in the Registration Rights Agreement, dated as of January 12, 2026, among the Company, the Guarantor and BofA Securities, Inc., as the representative of the Initial Purchasers.

A-9 ABBREVIATIONS The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM = as tenants in common UNIF GIFT MIN ACT = Uniform Gifts to Minors Act CUST = Custodian TEN ENT = as tenants by the entireties JT TEN = joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.

A-10 SCHEDULE A6 SCHEDULE OF EXCHANGES OF NOTES TANGER PROPERTIES LIMITED PARTNERSHIP 2.375% Exchangeable Senior Notes due 2031 The initial principal amount of this Global Note is [_______] DOLLARS ($[_________]). The following increases or decreases in this Global Note have been made: Date of exchange Amount of decrease in principal amount of this Global Note Amount of increase in principal amount of this Global Note Principal amount of this Global Note following such decrease or increase Signature of authorized signatory of Trustee or Custodian 6 Include if a Global Note.

1 ATTACHMENT 1 [FORM OF NOTICE OF EXCHANGE] To: U.S. Bank Trust Company, National Association Attention: Corp Trust Services Boston – Hub 1 Federal St Boston, MA 02110 The undersigned registered owner of this Note hereby exercises the option to exchange this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash or a combination of cash and Common Shares, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any Common Shares issuable and deliverable upon such exchange, together with any cash in lieu of fractional shares, and any Notes representing any unexchanged principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any Common Shares or any portion of this Note not exchanged are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. Dated: _____________________ ________________________________ ________________________________ Signature(s) ___________________________ Signature Guarantee Signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Shares are to be issued, or Notes are to

2 be delivered, other than to and in the name of the registered holder. Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder: _________________________ (Name) _________________________ (Street Address) _________________________ (City, State and Zip Code) Please print name and address Principal amount to be exchanged (if less than all): $______,000 NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever. _________________________ Social Security or Other Taxpayer Identification Number

1 ATTACHMENT 2 [FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE] To: U.S. Bank Trust Company, National Association Attention: Corp Trust Services Boston – Hub 1 Federal St Boston, MA 02110 The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Tanger Properties Limited Partnership (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below: Dated: _____________________ ________________________________ Signature(s) _________________________ Social Security or Other Taxpayer Identification Number Principal amount to be repaid (if less than all): $______,000 NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

1 ATTACHMENT 3 [FORM OF ASSIGNMENT AND TRANSFER] For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises. In connection with any transfer of the within Note, the undersigned confirms that such Note is being transferred: □ To Tanger Inc. or a subsidiary thereof (including Tanger Properties Limited Partnership); or □ Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended.

2 Dated: ________________________ _____________________________________ _____________________________________ Signature(s) _____________________________________ Signature Guarantee Signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder. NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.